Exhibit 10.11

BEAR STEARNS ASSET-BACKED SECURITIES I LLC,
as Depositor
NATIONSTAR MORTGAGE LLC,
as Servicer
NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1,
as Issuing Entity
WELLS FARGO BANK, N.A.
as Master Servicer, Securities Administrator and Custodian
and
THE BANKOF NEW YORK,
as Indenture Trustee

SALE AND SERVICING AGREEMENT
Dated as of July 12, 2007

Mortgage Loans
Newcastle Mortgage Securities Trust 2007-1

EXHIBITS

Exhibit A	Form of Assignment Agreement
Exhibit B	Mortgage Loan Schedule
Exhibit C	Form of Request for Release
Exhibit D-1	Form of Custodian’s Initial Certification
Exhibit D-2	Form of Custodian’s Final Certification
Exhibit E	Form of Lost Note Affidavit
Exhibit F	Form of Power of Attorney
Exhibit G-1	Form of Certification to Be Provided by the Servicer with Form 10-K
Exhibit G-2	Form of Certification to Be Provided to the Servicer by the Securities Administrator
Exhibit H	Servicing Criteria
Exhibit I	Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit J	Standard File Layout-Scheduled/Scheduled
Exhibit K	Standard File Layout- Delinquency Reporting
Exhibit L	Calculation of Realized Loss/Form 332
Exhibit M	Additional Disclosure Notification

          This Sale and Servicing Agreement, dated as of July 12, 2007 (the “Agreement”), among Bear Stearns Asset Backed Securities I LLC., as depositor (the “Depositor” ), Nationstar Mortgage LLC, as servicer (the “Servicer”), Newcastle Mortgage Securities Trust 2007-1 (the “Issuing Entity”), Wells Fargo bank, N.A., as master servicer and securities administrator (the “Master Servicer” and “Securities Administrator”) and The Bank of New York, as indenture trustee (the “Indenture Trustee”).
W I T N E S S E T H    T H A T :
          WHEREAS, pursuant to the terms of the Assignment Agreement, the Depositor will acquire the Mortgage Loans;
          WHEREAS, the Depositor will create Newcastle Mortgage Securities Trust 2007-1, a Delaware statutory trust;
          WHEREAS, pursuant to the terms of this Sale and Servicing Agreement, the Depositor will convey the Mortgage Loans and all of its rights under the Assignment Agreement to the Issuing Entity in exchange for the Notes and the Certificates (as defined below);
          WHEREAS, pursuant to the terms of the Trust Agreement, the Issuing Entity will issue and transfer to or at the direction of the Depositor, the Certificates;
          WHEREAS, pursuant to the terms of the Indenture the Issuing Entity will pledge the Mortgage Loans and issue the Notes and the Certificates; and
          WHEREAS, pursuant to the terms of this Sale and Servicing Agreement, the Servicer will service the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto as Exhibit B directly or through one or more Sub-Servicers;
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
          Section 1.01. Definitions.
          For all purposes of this Sale and Servicing Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.
          Section 1.02. Other Definitional Provisions.
          (a) All terms defined in this Sale and Servicing Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
          (b) As used in this Sale and Servicing Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Sale and Servicing Agreement or in any such certificate or other document, and accounting terms partly defined in this Sale and Servicing Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Sale and Servicing Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Sale and Servicing Agreement or in any such certificate or other document shall control.
          (c) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Sale and Servicing Agreement shall refer to this Sale and Servicing Agreement as a whole and not to any particular provision of this Sale and Servicing Agreement; Section and Exhibit references contained in this Sale and Servicing Agreement are references to Sections and Exhibits in or to this Sale and Servicing Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.
          (d) The definitions contained in this Sale and Servicing Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.
          (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.
          Section 1.03. Interest Calculations.
          All calculations of interest hereunder that are made in respect of the Stated Principal Balance of a Mortgage Loan shall be made on the basis of a 360-day year consisting of twelve 30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage.

ARTICLE II
REPRESENTATIONS AND WARRANTIES
          Section 2.01. Conveyance of Mortgage Loans.
          The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuing Entity as of the Closing Date, without recourse, and for the benefit of the Noteholders, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) the rights of the Depositor under the Purchase Agreement (as assigned to the Depositor pursuant to the terms of the Assignment Agreement); and (v) all proceeds of any of the foregoing. Such sale includes all interest and principal due and collected by the Depositor or the Servicer after the Cut-off Date with respect to the Mortgage Loans. In consideration of the sale to it of such property, the Issuing Entity shall deliver to or at the order of the Depositor the Notes and the Certificates.
          In connection with such sale, transfer, and assignment, the Depositor shall instruct the Seller to deliver to and deposit with the Custodian, on behalf of the Indenture Trustee, the following documents or instruments with respect to each Original Mortgage Loan so sold, transferred, and assigned, the following documents or instruments (with respect to each Mortgage Loan, a “Mortgage File”):
          (i) the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: “Pay to the order of The Bank of New York, as Indenture Trustee, without recourse” or with respect to any lost Mortgage Note, an original Lost Note Affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related mortgage note; provided, however, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans, the aggregate Cut-off Date Principal Balance of which is less than or equal to 1.00% of the Pool Balance as of the Cut-off Date;
          (ii) the original Mortgage (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan), with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;
          (iii) unless the Mortgage Loan is registered on the MERS® System, an original Assignment, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to “The Bank of New York, as Indenture Trustee, without recourse”;
          (iv) an original of any intervening assignment of Mortgage showing a complete chain of assignments (or to MERS if the Mortgage Loan is registered on the MERS® System and noting the presence of MIN);
          (v) the original or a certified copy of lender’s title insurance policy; and
          (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.
          The Depositor herewith also delivers to the Custodian, on behalf of the Indenture Trustee, an executed copy of the Assignment Agreement and the Purchase Agreement.
          If any of the documents referred to in Section 2.01(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to instruct the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Custodian, on behalf of the Indenture Trustee, no later than the Closing Date, of a copy of each such document certified by the Originator in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator, delivery to the Custodian, on behalf of the Indenture Trustee, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender’s title insurance policy, or a certified copy thereof, was not delivered pursuant to Section 2.01(v) above, the Depositor shall instruct the Seller to deliver or cause to be delivered to the Custodian, on behalf of the Indenture Trustee, the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or a certified copy thereof to be delivered to the Custodian, on behalf of the Indenture Trustee, promptly upon receipt thereof. The Servicer or the Depositor shall deliver or cause to be delivered to the Custodian, on behalf of the Indenture Trustee, promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.
          Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Custodian, on behalf of the Indenture Trustee, shall promptly notify the Seller and the Originator of such defect or missing document and request that the Originator deliver such missing document or cure such defect within 15 days from the date the Originator was notified of such missing document or defect, and if the Originator does not deliver such missing document or cure such defect in all material respects during such period, the Custodian, on behalf of the Indenture Trustee, shall notify the Seller and the Originator of the Originator’s obligation to repurchase such Mortgage Loan from the Trust on or prior to the Determination Date following the expiration of such 15 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that could not reasonably have been cured within such 15 day period, if the Originator has commenced to cure such breach within such 15 day period, the Originator shall be permitted to proceed thereafter diligently and expeditiously to cure the same within any additional period provided under the Assignment Agreement.
          Except with respect to any Mortgage Loan for which MERS is identified on the Mortgage, the Servicer shall cause the Assignments with respect to any Mortgage Loan located in Maryland which were delivered in blank to be completed and recorded. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Servicer or the Custodian via the Exception Report shall notify the Originator of its obligations under the Assignment Agreement to promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.

          For administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments of Mortgage shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Maryland) unless the Servicer receives written notice that such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Notes; provided, however, each Assignment, except with respect to any Mortgage Loan for which MERS is identified on the Mortgage, shall be submitted for recording by the Originator in the manner described above, at no expense to the Trust, the Depositor, the Custodian or the Securities Administrator, upon the earliest to occur of: (i) reasonable direction by the Holders of 25% of the aggregate Note Balance of the Notes, (ii) the occurrence of a Servicer Event of Termination, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller and (iv) the occurrence of a servicing transfer as described in Section 6.02 hereof. In addition to the foregoing, the Servicer shall cause each Assignment of Mortgage to be recorded in accordance with customary servicing practices in order to convey, upon foreclosure, the title of any Mortgaged Property to the Trust as set forth in Section 3.23 hereof. The cost of recording the Assignments shall be paid by the Servicer and the Servicer shall be reimbursed for such expenses by the Trust.
          In connection with the assignment of any Mortgage Loan registered on the MERS® System, the Servicer further agrees that it will request that the Depositor cause, within 30 Business Days after the Closing Date, the MERS® System to indicate that such Mortgage Loans have been assigned by the Depositor to the Indenture Trustee in accordance with this Sale and Servicing Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Indenture Trustee and (b) the code in the field “Pool Field” which identifies the series of the Notes issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and the Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.
          The Servicer shall forward to the Custodian, on behalf of the Indenture Trustee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution; provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 365 days of its submission for recordation. In the event that the Servicer cannot provide a copy of such document certified by the public recording office within such 365 day period, the Servicer shall deliver to the Custodian, within such 365 day period, an Officers’ Certificate of the Servicer which shall (A) identify the recorded document, (B) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (C) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, if known and (D) specify the date the applicable recorded document is expected to be delivered to the Custodian, and, upon receipt of a copy of such document certified by the public recording office, the Servicer shall immediately deliver such document to the Custodian. In the event the appropriate public recording office will not certify as to the accuracy of such document, the Servicer shall deliver a copy of such document certified by an officer of the Servicer to be a true and complete copy of the original to the Custodian.
          Section 2.02. Acceptance by Custodian on behalf of Indenture Trustee.
          Subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the Exception Report, the Custodian, on behalf of the Indenture Trustee, acknowledges receipt of the documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of “Trust Estate” in trust for the exclusive use and benefit of all present and future Noteholders.
          The Custodian, on behalf of the Indenture Trustee and for the benefit of the Noteholders, agrees to review each Mortgage File no later than the Closing Date (or, with respect to any document delivered after the Closing Date, within 45 days of receipt and with respect to any Qualified Substitute Mortgage Loan, within 45 days after the assignment thereof). The Custodian, on behalf of the Indenture Trustee and for the benefit of the Noteholders, further agrees to certify to the Depositor, the Indenture Trustee and the Servicer in substantially the form attached hereto as Exhibit D-1, on the Closing Date (or, with respect to any document delivered after the Closing Date, within 45 days of receipt and with respect to any Qualified Substitute Mortgage Loan, within 45 days after the assignment thereof) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the Exception Report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant Section 2.01 (other than Section 2.01(vi)) of this Agreement and if actually delivered to it, the documents required to be delivered to it pursuant to Section 2.01(vi) of this Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination of the foregoing documents, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii), (x), (xi), (xii), (xviii) and (xxv), (but only as to Gross Margin and Maximum Mortgage Rate) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are recordable or genuine, legally enforceable, valid or binding or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.
          No later than the first anniversary date of this Agreement, or the following Business Day if such first anniversary date is not a Business Day, the Custodian shall deliver to the Depositor, the Indenture Trustee and the Servicer a final certification in the form annexed hereto as Exhibit D-2, with any applicable exceptions noted on the Exception Report attached thereto.
          If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Custodian shall so notify the Indenture Trustee, the Originator, the Depositor, the Sponsor and the Seller, such notification to be in the form of the exception report attached to its certification following a review of the Mortgage Files (an “Exception Report”). In addition, upon the discovery by the Depositor, the Master Servicer or the Servicer (or upon receipt by a Responsible Officer of the Indenture Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Originator in the Assignment Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Noteholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties to this Agreement.

          The Depositor and the Issuing Entity intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans, the related Mortgage Notes and the related documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Issuing Entity for the benefit of the Noteholders and that such property not be part of the Depositor’s estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and the Depositor does hereby grant to the Issuing Entity a first priority perfected security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans, the related Mortgage Notes and the related documents, and that this Agreement shall constitute a security agreement under applicable law.
          Section 2.03. Repurchase or Substitution of Mortgage Loans by the Originator.
          (a) Upon discovery or receipt of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Originator of any representation, warranty or covenant under the Purchase Agreement in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interest therein of the Noteholders, the Custodian, on behalf of the Indenture Trustee, shall promptly notify the Originator and the Seller of such defect, missing document (via the Exception Report with respect to a defect, or missing document) and the party discovering the breach shall give prompt written notice of the breach to the other parties to this Agreement and the Originator and the Securities Administrator shall request that the Originator deliver such missing document or cure such defect or that the Originator cure such breach within 30 days from the date the Originator was notified of such missing document, defect or breach, and if the Originator does not deliver such missing document or cure such defect or if the Originator does not cure such breach in all material respects during such period, the Securities Administrator, on behalf of the Indenture Trustee shall notify the Sponsor and the Originator of the Originator’s obligation to repurchase such Mortgage Loan from the Trust on or prior to the Determination Date following the expiration of such 30 day period (subject to Section 2.03(e)); provided that, in connection with any such breach that could not reasonably have been cured within such 30 day period, if the Originator has commenced to cure such breach within such 30 day period, the Originator shall be permitted to proceed thereafter diligently and expeditiously to cure the same within any additional period provided under the Assignment Agreement. Notwithstanding the foregoing, to the extent the price required to be paid by the Originator for a repurchased Mortgage Loan is less than the Purchase Price, the Seller, as required pursuant to the terms of the Assignment Agreement, shall pay the difference between that amount and the Purchase Price.
          The Purchase Price for the repurchased Mortgage Loan shall be remitted to the Servicer for deposit in the Collection Account, and the Custodian, on behalf of the Indenture Trustee and upon receipt of written certification (in the form of a Request for Release hereto as Exhibit C) from the Servicer of such deposit, shall release to the Originator the related Mortgage File and the Indenture Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Originator shall furnish to it and as shall be necessary to vest in the Originator any Mortgage Loan released pursuant hereto and the Indenture Trustee and the Custodian shall have no further responsibility with regard to such Mortgage File (it being understood that neither the Indenture Trustee nor the Custodian shall have any responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, the Originator may cause such Mortgage Loan to be removed from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d); provided, however, the Originator may not substitute for any Mortgage Loan which breaches a representation or warranty regarding abusive or predatory lending laws. It is understood and agreed that the obligation of the Originator to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy (other than any indemnification obligation of the Originator pursuant to the Purchase Agreement) against the Originator respecting such omission, defect or breach available to the Indenture Trustee on behalf of the Noteholders.
          In the event that the Originator fails to comply with any of the terms of the Purchase Agreement, the Indenture Trustee, upon notice thereof from the Securities Administrator or the Master Servicer and on behalf of the Noteholders, shall enforce the obligations of the Originator to the extent such failure has a materially adverse effect on the value of such Mortgage Loan or the interest therein of the Noteholders.
          (b) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Noteholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects. Within 90 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.04 which materially and adversely affects the interests of the Noteholders in any Mortgage Loan, the Master Servicer shall cure such breach in all material respects.
          (c) As to any Deleted Mortgage Loan for which the Originator substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Originator delivering to the Custodian on behalf of the Indenture Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage and the Assignment to the Indenture Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers’ Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment (as described below), if any, in connection with such substitution. The Custodian, on behalf of the Indenture Trustee, shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within 45 days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Depositor, the Indenture Trustee, the Seller and the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit D-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Custodian, on behalf of the Indenture Trustee, shall deliver to the Depositor, the Indenture Trustee, the Seller and the Servicer a certification substantially in the form of Exhibit D-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust and will be retained by the Originator. For the month of substitution, payments to Noteholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Due Period preceding the month of substitution and the Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give or cause to be given written notice to the Securities Administrator, who shall forward such notice to the Noteholders, that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Indenture Trustee, the Securities Administrator, and the Custodian. Upon such substitution by the Originator such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and the Assignment Agreement, including all applicable representations and warranties thereof included in the Assignment Agreement as of the date of substitution.

          (d) For any month in which the Originator substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the “Substitution Adjustment”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the Stated Principal Balance thereof as of the date of substitution, together with one month’s interest on such Stated Principal Balance at the applicable Mortgage Rate. On the date of such substitution, the Originator will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Adjustment, if any, and Custodian, on behalf of the Indenture Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release (or shall cause the Custodian to release) to the Originator the related Mortgage File or Files and the Indenture Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Originator shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.
          Section 2.04. Representations and Warranties Regarding the Master Servicer.
          The Master Servicer represents and warrants to the Issuing Entity, the Depositor, the Seller, the Sponsor and the Indenture Trustee for the benefit of the Noteholders, as follows:
          (i) The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;
          (ii) The Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;
          (iii) The Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;
          (iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the charter or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and
          (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer), or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Notes or the Certificates which, to the knowledge of the Master Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.
     The foregoing representations and warranties shall survive any termination of the Master Servicer hereunder.
          Section 2.05. Representations, Warranties and Covenants of the Servicer.
          The Servicer hereby represents, warrants and covenants to the Issuing Entity and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans and the Noteholders, the Master Servicer, the Securities Administrator and to the Depositor, that as of the Closing Date or as of such date specifically provided herein:
          (i) The Servicer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located (or is otherwise exempt under applicable law from such qualification) if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer or to ensure the enforceability or validity of each Mortgage Loan; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) and all documents and instruments contemplated hereby which are executed and delivered by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally; and all requisite corporate action has been taken by the Servicer to make this Agreement and all documents and instruments contemplated hereby which are executed and delivered by the Servicer valid and binding upon the Servicer in accordance with its terms;
          (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the material breach of any term or provision of the certificate of formation or limited liability company agreement of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

          (iii) The execution and delivery of this Agreement by the Servicer and the performance and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained;
          (iv) [Reserved];
          (v) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;
          (vi) There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Servicer that, either individually or in the aggregate, (A) may result in any change in the business, operations, financial condition, properties or assets of the Servicer that might prohibit or materially and adversely affect the performance by such Servicer of its obligations under, or the validity or enforceability of, this Agreement, or (B) may result in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or (C) would draw into question the validity or enforceability of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or (D) would otherwise be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;
          (vii) Neither this Agreement nor any information, certificate of an officer, statement furnished in writing or any report delivered to the Securities Administrator or Indenture Trustee in connection with the transactions contemplated hereby contains any untrue statement of a material fact;
          (viii) The Servicer will not waive any Prepayment Charge unless it is waived in accordance with the standard set forth in Section 3.01; and
          (ix) The Servicer has accurately and fully reported, and will continue to accurately and fully report on a monthly basis, its borrower credit files for the Mortgage Loans to each of the three national credit repositories in a timely manner.
          The foregoing representations and warranties shall survive any termination of the Servicer hereunder.
          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Indenture Trustee, the Depositor, the Master Servicer, the Securities Administrator, the Noteholders and the Holders of the Certificates. Upon discovery by any of the Depositor, the Servicer, the Master Servicer or the Indenture Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Noteholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Servicer and the Indenture Trustee. Notwithstanding the foregoing, within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of the representation or covenant of the Servicer set forth in Section 2.05(viii) above which materially and adversely affects the interests of the Holders of the Owner Trust Certificates in any Prepayment Charge, the Servicer must pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Owner Trust Certificates, by depositing such amount into the Collection Account. The foregoing shall not, however, limit any remedies available to the Noteholders, the Holders of the Certificates, the Depositor or the Indenture Trustee on behalf of the Noteholders and, pursuant to the Assignment Agreement respecting a breach of the representations, warranties and covenants of the Originator.
          Section 2.06. Existence.
          The Issuing Entity will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuing Entity hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuing Entity will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement.
ARTICLE III
ADMINISTRATION ANDSERVICING OF MORTGAGE LOANS
          Section 3.01. Servicer to Act as Servicer.
          The Servicer shall service and administer the Mortgage Loans on behalf of the Trust and in the best interests of and for the benefit of the Noteholders (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:
          (i) any relationship that the Servicer, any Sub-Servicer or any Affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;
          (ii) the ownership or non-ownership of any Note by the Servicer or any Affiliate of the Servicer;
          (iii) the Servicer’s obligation to make Advances or Servicing Advances; or
          (iv) the Servicer’s or any Sub-Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction.
          To the extent consistent with the foregoing, the Servicer (a) shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes and (b) shall waive (or permit a Sub-Servicer to waive) a Prepayment Charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans, (ii) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, (iii) the collection of such Prepayment Charge would be in violation of applicable laws or (iv) such waiver is in accordance with the Servicer’s internal policies. If a Prepayment Charge is waived as permitted by meeting the standard described in clause (iii) above, then the Servicer shall make commercially reasonable efforts to enforce the Indenture Trustee’s rights under the Purchase Agreement including the obligation of the Originator to pay the amount of such waived Prepayment Charge to the Servicer for deposit in the Collection Account for the benefit of the Holders of the Owner Trust Certificates. If the Servicer makes a good faith determination, as evidenced by an Officer’s Certificate delivered by the Servicer to the Indenture Trustee and the Master Servicer, that the Servicer’s efforts are not reasonably expected to be successful in enforcing such rights, it shall notify the Indenture Trustee and the Master Servicer of such failure, and the Master Servicer shall notify the Originator of its obligation under the Purchase Agreement to pay to the Servicer the amount of such waived Prepayment Charge. If a Prepayment Charge is waived as permitted by meeting the standard described in clause (iv) above, then the Servicer shall deposit the amount of such waived Prepayment Charge in the Collection Account for the benefit of the Holders of the Owner Trust Certificates.

          Subject only to the above-described servicing standards and the terms of this Agreement and of the Mortgage Loans, the Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer, in the name of the Trust, is hereby authorized and empowered by the Indenture Trustee when the Servicer believes it appropriate in its best judgment in accordance with the Servicing Standard, to execute and deliver, on behalf of the Trust, the Issuing Entity, the Noteholders and the Indenture Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Indenture Trustee and the Noteholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, within five (5) days of the Closing Date, the Indenture Trustee shall execute and furnish to the Servicer and any Sub-Servicer any limited powers of attorney in the form of Exhibit F hereto and other documents necessary or appropriate to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder; provided, such limited powers of attorney or other documents shall be prepared by the Servicer and submitted to the Indenture Trustee for execution. The Indenture Trustee shall not be liable for the actions by the Servicer or any Sub-Servicers under such powers of attorney and shall be indemnified by the Servicer (from its own funds without any right of reimbursement from the Collection Account), for any costs, liabilities or expenses incurred by the Indenture Trustee in connection with the use or misuse of such powers of attorney.
          The Servicer further is hereby authorized and empowered, on behalf of the Noteholders and the Indenture Trustee, in its own name or in the name of the Sub-Servicer, when the Servicer or the Sub-Servicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any reasonable expenses incurred in connection with the actions described in the preceding sentence or as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS® System, shall be reimbursable to the Servicer by withdrawal from the Collection Account pursuant to Section 3.11.
          Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, the Servicer, on escrowed accounts, shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. Any cost incurred by the Servicer or by Sub-Servicers in effecting the payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating payments to Noteholders, be added to the unpaid Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.
          Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.01) and the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the Stated Principal Balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan, (unless, in any such case, as provided in Section 3.07, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable). In addition and notwithstanding anything in this Agreement to the contrary, neither the Servicer nor the Indenture Trustee shall, under any circumstance, be permitted to sell any Mortgage Loan (other than with respect to the exercise of an optional redemption pursuant to Section 8.07 of the Indenture or the repurchase of a Mortgage Loan pursuant to Section 2.03).
          Section 3.02. Sub-Servicing Agreements Between Servicer and Sub-Servicers.
          (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers, which may be Affiliates of the Servicer, for the servicing and administration of the Mortgage Loans; provided, however, such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of the Mortgage Loans in a manner consistent with the servicing arrangement contemplated hereunder and in accordance with the Servicing Standard. The Master Servicer is hereby authorized to acknowledge, at the request of the Servicer, any Sub-Servicing Agreement. No such acknowledgment shall be deemed to imply that the Master Servicer has consented to any such Sub-Servicing Agreement, has passed upon whether such Sub-Servicing Agreement meets the requirements applicable to Sub-Servicing Agreements set forth in this Agreement or has passed upon whether such Sub-Servicing Agreement is otherwise permitted under this Agreement.
          Each Sub-Servicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. Any variation in any Sub-Servicing Agreements from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Master Servicer copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer’s execution and delivery of such instruments.

          (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.
          Section 3.03. Successor Sub-Servicers.
          The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.
          Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Servicer or the Successor Servicer without fee, in accordance with the terms of this Agreement.
          Section 3.04. Liability of the Servicer.
          Notwithstanding any Sub-Servicing Agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Indenture Trustee and the Noteholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.
          Section 3.05. No Contractual Relationship Between Sub-Servicers, the Indenture Trustee or the Noteholders.
          Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Indenture Trustee, the Master Servicer, the Securities Administrator or Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.
          Section 3.06. Assumption or Termination of Sub-Servicing Agreements by the Successor Servicer.
          In the event the Servicer shall for any reason no longer be the servicer (including by reason of the occurrence of a Servicer Event of Termination), the Successor Servicer shall thereupon assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Successor Servicer elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03. Upon such assumption, the Successor Servicer shall be deemed, subject to Section 3.03, to have assumed all of the departing Servicer’s interest therein and to have replaced the departing Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the departing Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement that arose before it ceased to be the Servicer and (ii) the Successor Servicer shall not be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.
          The Servicer at its expense shall, upon request of the Successor Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by Successor Servicer (in which case the Successor Servicer shall be entitled to reimbursement therefor from the assets of the Trust).
          Section 3.07. Collection of Certain Mortgage Loan Payments.
          The Servicer shall make reasonable efforts, in accordance with the Servicing Standard, to collect all payments called for under the terms and provisions of the Mortgage Loans and the provisions of any applicable insurance policies provided to the Servicer. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or any provisions of any Mortgage Loan requiring the related Mortgagor to submit to mandatory arbitration with respect to disputes arising thereunder or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, however, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely Advances on such Mortgage Loan during such extension pursuant to Section 4.01 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangement. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as “forbearance”). The Servicer’s analysis supporting any forbearance and the conclusion that any forbearance meets the standards of Section 3.01 shall be reflected in writing in the Mortgage File.

          Section 3.08. Sub-Servicing Accounts.
          In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub- Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the “Sub-Servicing Account”). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Sub-Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Sub-Servicer’s receipt thereof, all proceeds of Mortgage Loans received by the Sub-Servicer less its servicing compensation to the extent permitted by the Sub-Servicing Agreement, and shall thereafter deposit such amounts in the Sub-Servicing Account, in no event more than two Business Days after the receipt of such amounts. The Sub-Servicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Sub-Servicing Account. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.
          Section 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.
          To the extent required by the related Mortgage Note, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (the “Escrow Accounts”), into which all Escrow Payments shall be deposited and retained. Escrow Accounts shall be Eligible Accounts. The Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities, all Escrow Payments collected on account of the Mortgage Loans and shall deposit in the Escrow Accounts, in no event more than two Business Days after the receipt of such Escrow Payments, all Escrow Payments collected on account of the Mortgage Loans for the purpose of effecting the payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from an Escrow Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien); (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any Servicing Advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Escrow Account; or (v) clear and terminate the Escrow Account at the termination of the Servicer’s obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Section 8.07 of the Indenture. In the event the Servicer shall deposit in a Escrow Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Escrow Account, any provision herein to the contrary notwithstanding. The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to such accounts when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will, within 10 Business Days of receipt of such notice, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property. As part of its servicing duties, the Servicer or any Sub-Servicers shall pay to the Mortgagors interest on funds in the Escrow Accounts, to the extent required by law and, to the extent that interest earned on funds in the Escrow Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. The Servicer may pay to itself any excess interest on funds in the Escrow Accounts, to the extent such action is in conformity with the Servicing Standard, is permitted by law and such amounts are not required to be paid to Mortgagors or used for any of the other purposes set forth above.
          Section 3.10. Collection Account and Note Account.
          (a) On behalf of the Trust, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (such account or accounts, the “Collection Account”), held in trust for the benefit of the Trust, the Indenture Trustee and the Noteholders. On behalf of the Trust, the Servicer shall deposit or cause to be deposited in the Collection Account, in no event more than two Business Days after the Servicer’s receipt thereof, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the Mortgage Loans due on or before the Cut-off Date) or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:
          (i) all payments on account of principal, including Principal Prepayments (but not Prepayment Charges), on the Mortgage Loans;
          (ii) all payments on account of interest (net of the Servicing Fee) on each Mortgage Loan;
          (iii) all Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and condemnation proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid in connection with the redemption of the Notes pursuant to Section 8.07 of the Indenture) and Subsequent Recoveries;
          (iv) any amounts required to be deposited pursuant to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;
          (v) any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;
          (vi) all proceeds of any Mortgage Loan repurchased or purchased in accordance with Section 2.03 or Section 8.07 of the Indenture;
          (vii) all amounts required to be deposited in connection with Substitution Adjustments pursuant to Section 2.03; and
          (viii) all Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans.

          The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Servicing Fees, late payment charges, Prepayment Interest Excess, assumption fees, insufficient funds charges and ancillary income (other than Prepayment Charges) need not be deposited by the Servicer in the Collection Account and may be retained by the Servicer as additional compensation. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.
          (b) On behalf of the Trust, the Servicer shall deliver to the Securities Administrator in immediately available funds for deposit in the Note Account on or before 2:00 p.m. New York time on the Servicer Remittance Date, that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be withdrawn from the Note Account) for the related Payment Date then on deposit in the Collection Account, the amount of all Prepayment Charges collected during the applicable Prepayment Period by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans then on deposit in the Collection Account, the amount of any funds reimbursable to an Advancing Person pursuant to Section 3.29 (unless such amounts are to be remitted in another manner as specified in the documentation establishing the related Advance Facility).
          (c) Funds in the Collection Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Securities Administrator of the location of the Collection Account maintained by it when established and prior to any change thereof. The Securities Administrator shall give notice to the Servicer, the Master Servicer and the Sponsor of the location of the Note Account when established and prior to any change thereof.
          (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Securities Administrator for deposit in an account (which may be the Note Account and must satisfy the standards for the Note Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Securities Administrator shall have the sole authority to withdraw any funds held pursuant to this subsection (d).
          The Securities Administrator shall establish and maintain an Eligible Account (the “Note Account”) in which the Securities Administrator shall deposit, on the same day as it is received from the Servicer, each remittance received by the Securities Administrator with respect to the Mortgage Loans. In the event the Servicer shall deliver to the Securities Administrator for deposit in the Note Account any amount not required to be deposited therein, it may at any time request that the Securities Administrator withdraw such amount from the Note Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer, with respect to items (i) through (iv) below, shall deliver to the Securities Administrator from time to time for deposit, and the Securities Administrator, with respect to items (i) through (iv) below, shall so deposit, in the Note Account:
          (i) any Advances, as required pursuant to Section 4.01;
          (ii) any amounts required to be deposited pursuant to Section 3.23(d) or (f) in connection with any REO Property;
          (iii) any Compensating Interest to be deposited pursuant to Section 3.24 in connection with any Prepayment Interest Shortfall; and
          (iv) any amounts required to be paid to the Securities Administrator pursuant to the Agreement, including, but not limited to Section 3.06 and Section 6.02.
          Section 3.11. Withdrawals from the Collection Account and Note Account.
          (a) The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.01:
          (i) to remit to the Securities Administrator for deposit in the Note Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);
          (ii) subject to Section 3.16(d), to reimburse the Servicer for (a) any unreimbursed Advances to the extent of amounts received which represent Late Collections (net of the related Servicing Fees), Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries on Mortgage Loans or REO Properties with respect to which such Advances were made in accordance with the provisions of Section 4.01; or (b) without limiting any right of withdrawal set forth in clause (vi) below, any unreimbursed Advances that, upon a Final Recovery Determination with respect to such Mortgage Loan, are Nonrecoverable Advances, but only to the extent that Late Collections (net of the related Servicing Fees), Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer for such unreimbursed Advances;
          (iii) subject to Section 3.16(d), to pay the Servicer or any Sub-Servicer (a) any unpaid Servicing Fees, (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan or REO Property, and (c) without limiting any right of withdrawal set forth in clause (vi) below, any Servicing Advances made with respect to a Mortgage Loan that, upon a Final Recovery Determination with respect to such Mortgage Loan are Nonrecoverable Advances, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer or any Sub-Servicer for Servicing Advances;
          (iv) to pay to the Servicer as additional servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;
          (v) to pay itself or the Originator with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;
          (vi) to reimburse the Servicer for any Advance or Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable Advance in accordance with the provisions of Section 4.01;
          (vii) to pay, or to reimburse the Servicer for Servicing Advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b);

          (viii) to reimburse the Servicer for expenses incurred by or reimbursable to the Servicer pursuant to Section 5.03;
          (ix) to pay itself any Prepayment Interest Excess; and
          (x) to clear and terminate the Collection Account.
          The foregoing requirements for withdrawal from the Collection Account shall be exclusive. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.
          The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi) and (vii) above. The Servicer shall provide written notification to the Securities Administrator, on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vi) above; provided that an Officers’ Certificate in the form described under Section 4.01(d) shall suffice for such written notification to the Securities Administrator in respect hereof.
          (b) The Securities Administrator shall, from time to time, make withdrawals from the Note Account, for any of the following purposes, without priority:
          (i) to make payments in accordance with Section 3.05 of the Indenture;
          (ii) to pay and reimburse itself and the Owner Trustee amounts to which it or the Owner Trustee is entitled pursuant to Section 6.07 of the Indenture;
          (iii) to clear and terminate the Note Account pursuant to Section 8.07 of the Indenture;
          (iv) to pay any amounts required to be paid to the Securities Administrator, Master Servicer, Custodian or the Indenture Trustee pursuant to this Agreement, including but not limited to funds required to be paid pursuant to Section 2.01, Section 3.06 and Section 6.02 and Section 3.05 and Section 6.07 of the Indenture;
          (v) to pay to an Advancing Person reimbursements for Advances and/or Servicing Advances pursuant to Section 3.29; and
          (vi) to pay to the Sponsor on each Payment Date any interest or investment income earned on funds deposited in the Note Account.
          Section 3.12. Investment of Funds in the Collection Account and the Note Account.
          (a) The Servicer may direct any depository institution maintaining the Collection Account and any REO Account to invest the funds on deposit in such accounts and the Sponsor may direct any depository institution maintaining the Note Account to invest the funds on deposit in such accounts (each such account, for the purposes of this Section 3.12, an “Investment Account”). All investments pursuant to this Section 3.12 shall be in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator is the obligor thereon or if such investment is managed or advised by a Person other than the Securities Administrator or an Affiliate of the Securities Administrator, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator is the obligor thereon or if such investment is managed or advised by the Securities Administrator or any Affiliate or if the Securities Administrator or any Affiliate of the Securities Administrator is the Custodian, sub-custodian or administrator. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Indenture Trustee (in its capacity as such), or in the name of a nominee of the Indenture Trustee. The Securities Administrator shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account, Note Account and any REO Account, and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Indenture Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Securities Administrator shall:
     (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and
     (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Securities Administrator that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.
          (b) All income and gain realized from the investment of funds deposited in the Collection Account and any REO Account held by or on behalf of the Servicer shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or Section 3.23, as applicable. The Servicer shall deposit in the Collection Account or any REO Account, as applicable, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such Account immediately upon realization of such loss.
          (c) All income and gain realized from the investment of funds deposited in the Note Account held by or on behalf of the Sponsor shall be for the benefit of the Sponsor and shall be subject to its withdrawal in accordance with Section 3.11. The Sponsor shall deposit in the Note Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such Account immediately upon realization of such loss.
          (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Indenture Trustee may and, upon the request of the Holders of the 50% of the aggregate Note Balance of the Notes, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

          Section 3.13. [Reserved].
          Section 3.14. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.
          (a) The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance with extended coverage on the Mortgaged Property in an amount which is at least equal to the lesser of (i) the current Principal Balance of such Mortgage Loan and (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained hazard insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding Principal Balance of the related Mortgage Loan at the time it became an REO Property. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating payments to Noteholders, be added to the unpaid Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid Principal Balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).
          In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by competent servicers, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Indenture Trustee and Noteholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.
          (b) The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer’s obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days’ prior written notice to the Master Servicer and the Indenture Trustee. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.
          Section 3.15. Enforcement of Due-On-Sale Clauses; Assumption Agreements.
          The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the Trust and shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized, to the extent permitted under the related Mortgage Note, to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the current underwriting criteria of the Servicer for a mortgage loan similar to the related Mortgage Loan. In connection with any assumption, modification or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Master Servicer and the Indenture Trustee that any such substitution, modification or assumption agreement has been completed by forwarding to the Custodian, on behalf of the Indenture Trustee, the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

          Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.15, the term “assumption” is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.
          Section 3.16. Realization Upon Defaulted Mortgage Loans.
          (a) The Servicer shall use its reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Title to any such property shall be taken in the name of the Indenture Trustee or its nominee on behalf of the Noteholders or in the name of the Servicer in accordance with the Servicer’s customary servicing practices and held for the benefit of the Trust, subject to applicable law. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Section 3.11(a) and Section 3.23. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.
          (b) Notwithstanding the foregoing provisions of this Section 3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Indenture Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Indenture Trustee, the Trust or the Noteholders would be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:
          (i) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and
          (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust to take such actions with respect to the affected Mortgaged Property.
          The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(vii), such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.
          If the Servicer determines, as described above, that it is in the best economic interest of the Trust to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust; provided that any amounts disbursed by the Servicer pursuant to this Section 3.16(b) shall constitute Servicing Advances, subject to Section 4.01(d). The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(vii), such right of reimbursement being prior to the rights of Noteholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.
          (c) Reserved.
          (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds, Liquidation Proceeds or condemnation proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to unpaid Servicing Fees; second, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances pursuant to Section 3.11(a)(iii) and Advances pursuant to Section 3.11(a)(ii); third, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Payment Date on which such amounts are to be paid if not in connection with a Final Recovery Determination; and fourth, as a recovery of principal of the Mortgage Loan. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii).
          Section 3.17. Custodian and Indenture Trustee to Cooperate; Release of Mortgage Files.
          (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer shall immediately notify or cause to be notified the Custodian, on behalf of the Indenture Trustee, by a certification and shall deliver to the Custodian, on behalf of the Indenture Trustee, in written or electronic format, which format is acceptable to the Custodian, two executed copies of a Request for Release in the form of Exhibit C hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) signed by a Servicing Officer (or in a mutually agreeable electronic format that will, in lieu of a signature on its face, originate from a Servicing Officer) and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Indenture Trustee, shall, within three Business Days, release and send by overnight mail, at the expense of the Servicer or the related Mortgagor, the related Mortgage File to the Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Note Account.

          (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Custodian, on behalf of the Indenture Trustee, shall, upon any request made by or on behalf of the Servicer and delivery to the Custodian, on behalf of the Indenture Trustee, of two executed copies of a written Request for Release in the form of Exhibit C hereto signed by a Servicing Officer (or in a mutually agreeable electronic format that will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File to the Servicer within three Business Days, and the Indenture Trustee shall, at the direction of the Servicer, execute such documents provided to it by the Servicer as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Custodian when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered, or caused to be delivered, to the Custodian, on behalf of the Indenture Trustee, an additional Request for Release certifying as to such liquidation or action or proceedings. Upon the request of the Indenture Trustee or the Custodian, the Servicer shall provide notice to the Indenture Trustee or the Custodian, as applicable, of the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a Request for Release, in written (with two executed copies) or electronic format, from a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, such Mortgage Loan shall be released by the Custodian, on behalf of the Indenture Trustee, to the Servicer or its designee within three Business Days.
          (c) Upon written certification of a Servicing Officer, the Indenture Trustee shall execute and deliver to the Servicer or the Sub-Servicer, as the case may be, copies of any court pleadings, requests for Indenture Trustee’s sale or other documents necessary to the foreclosure or Indenture Trustee’s sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Indenture Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or Indenture Trustee’s sale.
          Section 3.18. Servicing Compensation.
          As compensation for its activities hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries or condemnation proceeds to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. Except as provided in Section 3.29, the right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer’s responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the Servicing Fee any amounts due to a Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under Section 3.02.
          Additional servicing compensation in the form of assumption fees, late payment charges, insufficient funds charges or ancillary income (other than Prepayment Charges) shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24. The Servicer shall also be entitled to receive Prepayment Interest Excess pursuant to Section 3.10 and 3.11 as additional servicing compensation. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer, and servicing compensation of each Sub-Servicer) and shall not be entitled to reimbursement therefor except as specifically provided herein.
          The Servicer shall be entitled to any Prepayment Interest Excess, which it may withdraw from the Collection Account pursuant to Section 3.11(a)(ix).
          Section 3.19. Reports to the Securities Administrator and Others; Collection Account Statements.
          On each Servicer Remittance Date, the Servicer shall forward to the Securities Administrator, the Master Servicer, the Sponsor and the Depositor an account statement evidencing the status of the collection account reflecting activity in the previous month and an Officer’s Certificates shall accompany such account statement certifying that the information contained in such account statement is true and correct.
          Section 3.20. Statement as to Compliance.
          (a) The Servicer, Master Servicer and Securities Administrator shall deliver to the Depositor and the Securities Administrator, not later than March 15th of each calendar year beginning in 2008 an Officers’ Certificate (an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of each such party during the preceding calendar year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. The Servicer, Master Servicer and Securities Administrator shall deliver a similar Annual Statement of Compliance by any Sub-Servicer or subcontractor to which the Servicer, Master Servicer or Securities Administrator has delegated any servicing responsibilities with respect to the Mortgage Loans, to the Depositor and the Securities Administrator as described above as and when required with respect to the Servicer.
          Failure of the Servicer or Master Servicer to timely comply with this Section 3.20 shall be deemed a Servicer Event of Termination or Master Servicer Event of Termination, as applicable, and the Indenture Trustee shall, at the direction of the Depositor, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer or Master Servicer, as applicable, under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer or Master Servicer, as applicable, for the same (other than as provided herein with respect to unreimbursed Advances or Servicing Advances or accrued and unpaid Servicing Fees). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

          The Servicer shall indemnify and hold harmless the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Owner Trustee and the Indenture Trustee, as applicable and their respective officers, directors and Affiliates from and against any actual losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Servicer’s obligations under this Section 3.20.
          Section 3.21. Assessments of Compliance and Attestation Reports.
          Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, the Servicer, Master Servicer, Securities Administrator and Custodian (each an “Attesting Party”) shall deliver to the Securities Administrator and the Depositor on or before March 15th of each calendar year beginning in 2008, a report regarding such Attesting Party’s assessment of compliance (an “Assessment of Compliance”) with the applicable Servicing Criteria (as set forth in Exhibit H) during the preceding calendar year. The Assessment of Compliance must contain the following:
          (i) A statement by an authorized officer of such Attesting Party of its responsibility for assessing compliance with the Servicing Criteria applicable to such Attesting Party;
          (ii) A statement by an authorized officer of such Attesting Party that such officer used the Servicing Criteria, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to such Attesting Party;
          (iii) An assessment by an authorized officer of such Attesting Party of such Attesting Party’s compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans;
          (iv) A statement that a registered public accounting firm has issued an attestation report on such Attesting Party’s Assessment of Compliance for the period consisting of the preceding calendar year; and
          (v) A statement as to which of the Servicing Criteria, if any, are not applicable to such Attesting Party, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans.
          Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit H hereto which are indicated as applicable to such Attesting Party.
          On or before March 15th of each calendar year beginning in 2008, each Attesting Party shall furnish to the Depositor and the Securities Administrator a report (an “Attestation Report”) by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by such Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.
          The Servicer, Master Servicer, Securities Administrator and Custodian shall cause any Sub-Servicer engaged by it, and each subcontractor engaged by it and determined by such party to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Securities Administrator and the Depositor an Assessment of Compliance and Attestation Report as and when provided above.
          Such Assessment of Compliance, as to any Sub-Servicer, shall address each of the Servicing Criteria applicable to the Sub-Servicer. Such Assessment of Compliance, as to any subservicer or subcontractor, shall at a minimum address the applicable Servicing Criteria specified on Exhibit H hereto which are indicated as applicable to any “primary servicer” to the extent such subservicer or subcontractor is performing any servicing function for the party who engages it and to the extent such party is not itself addressing the Servicing Criteria related to such servicing function in its own Assessment of Compliance. The Securities Administrator shall confirm that each of the Assessments of Compliance delivered to it, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth in Exhibit H and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.
          The Custodian shall deliver to the Securities Administrator and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit H hereto which are indicated as applicable to a “custodian”. Notwithstanding the foregoing, an Assessment of Compliance or Attestation Report is not required to be delivered by any Custodian unless it is required as part of a Form 10-K with respect to the Trust Fund.
          The Custodian has not and shall not engage any Subcontractor which is “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, unless such Subcontractor provides, beginning March 1, 2008, a report and a statement of a registered public accounting firm certifying its compliance with the applicable servicing criteria in Item 1122(d) of Regulation AB.
          Failure of the Servicer or Master Servicer to timely comply with this Section 3.21 shall be deemed a Servicer Event of Termination or Master Servicer Event of Termination, as applicable, and the Indenture Trustee shall, at the direction of the Depositor, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer or Master Servicer, as applicable, under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer or Master Servicer, as applicable, for the same (other than as provided herein with respect to unreimbursed Advances or Servicing Advances or accrued and unpaid Servicing Fees). This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary. The Successor Servicer or Successor Master Servicer shall immediately assume the rights and obligations of the Servicer or Master Servicer, as applicable, under this Agreement.

          The Servicer shall indemnify and hold harmless the Depositor, the Custodian, the Master Servicer, the Securities Administrator, the Sponsor, the Owner Trustee and the Indenture Trustee and their respective officers, directors and Affiliates against and from any actual losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Servicer’s obligations under this Section 3.21.
          The Master Servicer shall indemnify and hold harmless the Depositor, the Sponsor, the Owner Trustee and the Indenture Trustee and their respective officers, directors and Affiliates against and from any actual losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Master Servicer’s obligations under this Section 3.21.
          The Securities Administrator shall indemnify and hold harmless the Depositor, the Sponsor, the Owner Trustee and the Indenture Trustee and their respective officers, directors and Affiliates against and from any actual losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain based upon a breach of the Securities Administrator’s obligations under this Section 3.21.
          Notwithstanding the foregoing provisions of Section 3.21, in any calendar year in which an annual report on Form 10-K is not required to be filed, then, in each such event, the Servicer, Master Servicer and Securities Administrator may, in lieu of providing an assessment of compliance and attestation thereon in accordance with Item 1122 of Regulation AB, provide (and cause each Subservicer and Subcontractor described above to provide) to the Depositor, the Sponsor and the Master Servicer, by not later than March 1 of such calendar year, an Annual Independent Public Accountants’ Servicing Report. If the Servicer, Master Servicer or Securities Administrator provides an Annual Independent Public Accountants’ Servicing Report pursuant to this paragraph, then the certification required to be delivered by the Servicer, Master Servicer and Securities Administrator, as applicable (and its Subservicers and Subcontractors), shall be in the form of Exhibit G-1 attached hereto.
          Section 3.22. Access to Certain Documentation.
          The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Noteholder, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Noteholder, the Indenture Trustee, the Owner Trustee, the Master Servicer and to any Person identified to the Servicer as a prospective transferee of a Note, upon reasonable request during normal business hours at the offices of the Servicer designated by it, at the expense of the Person requesting such access.
          Section 3.23. Title, Management and Disposition of REO Property.
          (a) The deed or certificate of sale of any REO Property shall, subject to applicable laws, be taken in the name of the Indenture Trustee, or its nominee, in trust for the benefit of the Noteholders or in the name of the Servicer in accordance with the Servicer’s customary servicing practices and held for the benefit of the Trust. The Servicer, on behalf of the Issuing Entity, shall sell any REO Property as soon as practicable and in any event no later than the end of the third full taxable year after the taxable year in which such Issuing Entity acquires ownership of such REO Property for purposes of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of such three-year period. The Servicer shall manage, conserve, protect and operate each REO Property for the Noteholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of the Code.
          (b) The Servicer shall separately account for all funds collected and received in connection with the operation of any REO Property and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties an account held in trust for the Indenture Trustee for the benefit of the Noteholders (the “REO Account”), which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.
          (c) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period (subject to the requirement of prompt disposition set forth in Section 3.23(a)) as the Servicer deems to be in the best interests of Noteholders. In connection therewith, the Servicer shall deposit, or cause to be deposited in the REO Account, in no event more than two Business Days after the Servicer’s receipt thereof, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:
          (i) all insurance premiums due and payable in respect of such REO Property;
          (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and
          (iii) all costs and expenses necessary to maintain, operate and dispose of such REO Property.
          To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer’s judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.
          The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:
          (i) the terms and conditions of any such contract shall not be inconsistent herewith;

          (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;
          (iii) none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Indenture Trustee on behalf of the Noteholders with respect to the operation and management of any such REO Property; and
          (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.
          The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer’s compensation pursuant to Section 3.18 is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the Servicer, such amounts shall be reimbursable as Servicing Advances made by the Servicer.
          (d) In addition to the withdrawals permitted under Section 3.23(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Note Account in accordance with Section 3.10(d)(ii), for payment on the related Payment Date in accordance with Section 3.05 of the Indenture, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).
          (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Servicer in a manner, at such price and upon such terms and conditions as shall be normal and usual in the Servicing Standard.
          (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer or any Sub-Servicer as provided above, shall be deposited in the Note Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for payment on the related Payment Date in accordance with Section 3.05 of the Indenture. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Closing Date allow a sale for other consideration).
          (g) The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements of the Code.
          Section 3.24. Obligations of the Servicer in Respect of Prepayment Interest Shortfalls.
          Not later than 4:00 p.m. New York time on each Servicer Remittance Date, the Servicer shall remit to the Note Account an amount (“Compensating Interest”) equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls for the related Payment Date and (B) its aggregate Servicing Fee for the related Payment Date. The Servicer shall not have the right to reimbursement for any amounts remitted to the Securities Administrator in respect of Compensating Interest. Such amounts so remitted shall be included in the Available Funds and paid therewith on the next Payment Date. The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.
          Section 3.25. [Reserved].
          Section 3.26. Obligations of the Servicer in Respect of Mortgage Rates and Monthly Payments.
          In the event that a shortfall in any collection on or liability with respect to the Mortgage Loans in the aggregate results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deposit in the Collection Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust, the Indenture Trustee, the Depositor, the Securities Administrator, the Master Servicer and any successor servicer in respect of any such liability. Such indemnities shall survive the resignation or termination of the Servicer or the termination or discharge of this Agreement or the Indenture. Notwithstanding the foregoing, this Section 3.26 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.
          Section 3.27. [Reserved].
          Section 3.28. [Reserved].
          Section 3.29. Advance Facility.

          The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”) under which (1) the Servicer sells, assigns or pledges to another Person (together with such Person’s successors and assigns, an “Advancing Person”) the Servicer’s rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement. No consent of the Depositor, the Indenture Trustee,the Master Servicer, the Securities Administrator the Noteholders or any other party shall be required before the Servicer may enter into an Advance Facility. The Servicer shall notify each other party to this Agreement in writing prior to or promptly after entering into or terminating any Advance Facility stating the identity of the Advancing Person. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Servicer’s behalf, the Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances (“Advance Reimbursement Amounts”) and/or Servicing Advances including Nonrecoverable Advances (“Servicing Advance Reimbursement Amounts” and together with Advance Reimbursement Amounts, “Reimbursement Amounts”) (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Servicer shall identify, in the Officer’s Certificate described in the next two sentences, such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.11(a)(ii), (iii), (vi) and (vii) and remit such Reimbursement Amounts in accordance with Section 3.10(b) or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an “Advance Facility Trustee”) designated by such Advancing Person. Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Servicer may direct, and if so directed the Securities Administrator is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. To the extent that an Advancing Person funds any Advance and the Servicer provides the Securities Administrator and Master Servicer with an Officer’s Certificate that such Advancing Person is entitled to reimbursement, such Advancing Person shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in this section. Such Officer’s Certificate must specify the amount of the reimbursement, the remittance date, the Section of this Agreement that permits the applicable Advance to be reimbursed and either the section(s) of the Advance Facility that entitle the Advancing Person to request reimbursement from the Securities Administrator, rather than the Servicer, or proof of an event of default by the Servicer under the Advance Facility entitling the Advancing Person to reimbursement from the Securities Administrator. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Funds or paid to Noteholders.
          Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future payment to Noteholders pursuant to this Agreement. None of the Depositor, Master Servicer, Securities Administrator or the Indenture Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount and shall be entitled to rely, without independent investigation, on the Officer’s Certificate provided pursuant to this Section 3.29, nor shall the Depositor, Master Servicer, Securities Administrator or the Indenture Trustee have any responsibility to track or monitor the administration of any Advance Facility and the Depositor shall not have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee. The Servicer shall maintain and provide to any successor servicer and (upon request) the Indenture Trustee, Master Servicer or Securities Administrator a detailed accounting on a loan by loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Servicer shall be entitled to rely on any such information provided by the predecessor servicer, and the Successor Servicer shall not be liable for any errors in such information. Any Successor Servicer shall reimburse the predecessor Servicer and itself for outstanding Advances and Servicing Advances, respectively, with respect to each Mortgage Loan on a first in, first out (“FIFO”) basis; provided that the Successor Servicer has received prior written notice from the predecessor Servicer or the Advancing Person of reimbursement amounts owed to the predecessor Servicer. Liquidation Proceeds with respect to a Mortgage Loan shall be applied to reimburse Advances outstanding with respect to that Mortgage Loan before being applied to reimburse Servicing Advances outstanding with respect to that Mortgage Loan.
          An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding or purchase of Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a subservicer set forth in this Agreement.
          Upon the direction of and at the expense of the Servicer, the Securities Administrator agrees to execute such acknowledgments, certificates, and other documents provided by the Servicer recognizing the interests of any Advance Facility Trustee in such Reimbursement Amounts as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.29.
          The Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.
          The Servicer shall indemnify the Depositor, the Indenture Trustee, the Owner Trustee, the Master Servicer, the Securities Administrator, any Successor Servicer and the Trust for any loss, liability or damage resulting from any Advance Facility, including, without limitation, any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct or breach of its duties hereunder on the part of the Depositor, the Indenture Trustee or any successor servicer.
          Any amendment to this Section 3.29 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.29, including amendments to add provisions relating to a successor servicer, may be entered into by the Indenture Trustee, the Depositor and the Servicer without the consent of any Noteholder but with the consent of the Majority Certificateholder, provided such amendment complies with Section 7.01 hereof. All reasonable costs and expenses (including attorneys’ fees) of each party hereto of any such amendment shall be borne solely by the Servicer. Prior to entering into an Advance Facility, the Servicer shall notify the Advancing Person in writing that: (a) the Advances and/or Servicing Advances purchased, financed by and/or pledged to the Advancing Person are obligations owed to the Servicer on a non-recourse basis payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances and/or Servicing Advances only to the extent provided herein, and none of the Indenture Trustee, the Securities Administrator nor the Trust are otherwise obligated or liable to repay any Advances and/or Servicing Advances financed by the Advancing Person and (b) none of the Indenture Trustee, Master Servicer or Securities Administrator shall have any responsibility to calculate any Reimbursement Amounts or to track or monitor the administration of the Advance Facility between the Servicer and the Advancing Person.
          Section 3.30. Master Servicer.
          The Master Servicer shall supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall enforce the obligations of the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement. The Master Servicer shall independently and separately monitor the Servicer’s servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Note Account pursuant to the terms hereof based on information provided to the Master Servicer by the Securities Administrator pursuant to the third paragraph of Section 6.01(j) of the Indenture.

          The Indenture Trustee, Master Servicer, Custodian and Securities Administrator shall provide access, in each case to the records and documentation in possession of the Indenture Trustee, the Mater Servicer, the Custodian, or the Securities Administrator, as the case may be, regarding the related Mortgage Loans and REO Property and the servicing thereof to the Noteholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Indenture Trustee, the Custodian or the Securities Administrator; provided, however, that, unless otherwise required by law, none of the Indenture Trustee, the Custodian or the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Indenture Trustee, the Custodian and the Securities Administrator shall allow representatives of the above entities, in each case to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Indenture Trustee’s, the Custodian’s or the Securities Administrator’s, as the case may be, actual costs.
          Section 3.31. Monitoring of Servicer.
          (a) The Master Servicer shall be responsible for monitoring the compliance by the Servicer with its duties under this Agreement. In the review of the Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Servicer with regard to the Servicer’s compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the terms hereof, or that a notice should be sent pursuant to the terms hereof with respect to the occurrence of an event that, unless cured, would constitute a Servicer Event of Termination, the Master Servicer shall notify the Servicer, the Seller and the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.
          (b) The Master Servicer, for the benefit of the Indenture Trustee and the Noteholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph, Article III and Article VI, to terminate the rights and obligations of the Servicer hereunder in accordance with the provisions of Article VI. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans; provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.
          (c) The Master Servicer shall be entitled to be reimbursed by the Servicer (or from amounts on deposit in the Note Account if the Servicer does not timely fulfill its obligations hereunder) for all Servicing Transfer Costs (or if the predecessor Servicer is the Master Servicer, from the Servicer immediately preceding the Master Servicer), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.
          (d) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.
          (e) If the Master Servicer acts as successor Servicer, it will not assume liability for the representations and warranties of the terminated Servicer.
          (f) The Master Servicer shall not be liable for any acts or omissions of the Servicer.
          Section 3.32. Fidelity Bond.
          The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees. Upon reasonable request of the Depositor or the Sponsor, the Master Servicer shall provide to the Depositor or the Sponsor evidence of such insurance or fidelity bond.
          Section 3.33. Power to Act; Procedures.
          The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Noteholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property. The Indenture Trustee shall furnish the Master Servicer, upon written request from a Master Servicing Officer, with any powers of attorney (in form delivered and acceptable to the Indenture Trustee) empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer or the Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Indenture Trustee in connection with such Person’s use or misuse of any such power of attorney). If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee in the appointment of a co-trustee pursuant to Section 6.10 of the Indenture. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee.

          Section 3.34. Due-on-Sale Clauses; Assumption Agreements.
          To the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with this Agreement.
          Section 3.35. Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.
          (a) The Master Servicer shall transmit to the Indenture Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Indenture Trustee or Custodian. Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be remitted to the Securities Administrator for deposit in the Note Account. The Master Servicer shall, and, subject to Section 3.11, shall enforce the obligations of the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Indenture Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Noteholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.
          (b) All funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be remitted to the Securities Administrator for deposit in the Note Account.
          Section 3.36. Possession of Certain Insurance Policies and Documents.
          The Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any Notes of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts payable in respect of the Notes has been paid in full and the Master Servicer and the Servicer have otherwise fulfilled their respective obligations under this Agreement, the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any Notes of renewal, and such other documents or instruments related to the Mortgage Loans that come into the possession of the Master Servicer from time to time.
          Section 3.37. Compensation for the Master Servicer.
          As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Master Servicing Fee, payable to the Master Servicer on each Payment Date (with respect to the calendar month that immediately preceded the month of such Payment Date) from funds in the Note Account. The Master Servicing Fee payable to the Master Servicer in respect of any Payment Date shall be reduced in accordance with Section 3.38. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.
          Section 3.38. Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.
          In the event that the Servicer fails to perform on any Servicer Remittance Date its obligations pursuant to Section 3.24, the Master Servicer shall remit to the Securities Administrator not later than the Payment Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicer with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments on the related Mortgage Loans for the related Payment Date, and not so paid by the Servicer and (ii) the Master Servicing Fee for such Payment Date, without reimbursement therefor.
          Section 3.39. Merger or Consolidation.
          Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or its Affiliate whose primary business is the servicing of conventional residential mortgage loans shall be a Person that is an Approved Servicer.
          Section 3.40. Resignation of Master Servicer.
          Except as otherwise provided in Sections 3.39 and 3.41 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an independent Opinion of Counsel to such effect delivered to the Issuer, the Depositor, the Seller and the Indenture Trustee. No such resignation shall become effective until the Indenture Trustee shall have assumed, or a Successor Master Servicer shall have been appointed by the Sponsor or the Indenture Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer to the Indenture Trustee.
          If, at any time, the Master Servicer resigns under this Section 3.40, or transfers or assigns its rights and obligations under Section 4.16, or is removed as Master Servicer pursuant to Section 6.07, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Custodian, Paying Agent and Note Registrar. In such event, the obligations of each such party shall be assumed by the Indenture Trustee or such Successor Master Servicer appointed by the Indenture Trustee (subject to the provisions of Section 6.07); provided, however, the Indenture Trustee shall have the same right to appoint, or petition a court to appoint, a successor Securities Administrator, Paying Agent or Note Registrar as it has pursuant to Section 6.07 with respect to a successor Master Servicer.

          Section 3.41. Assignment or Delegation of Duties by the Master Servicer.
          Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Indenture Trustee and the Seller (which consent shall not be unreasonably withheld), and upon delivery to the Indenture Trustee and the Seller of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Notes, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Seller and the Indenture Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a Successor Master Servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such Successor Master Servicer. Such Successor Master Servicer shall also pay the fees of the Indenture Trustee and the Securities Administrator, as provided herein.
ARTICLE IV
REMITTANCE REPORTS; ADVANCES; EXCHANGE ACT REPORTING
          Section 4.01. Remittance Reports and Advances.
          (a) On the 10th calendar day of each month, the Servicer shall deliver to the Master Servicer and the Sponsor by telecopy or electronic mail (or by such other means as the Servicer and the Master Servicer may agree from time to time) a Remittance Report in the format attached as Exhibit J, Exhibit K and Exhibit L with respect to the related Payment Date. Not later than the second Business Day following each Determination Date, the Servicer shall deliver or cause to be delivered to the Master Servicer in addition to the information provided in the Remittance Report, information with respect to the Principal Prepayments in full from the portion of the Prepayment Period from the 1st to the 15th of each calendar month and such other information reasonably available to it with respect to the Mortgage Loans as the Master Servicer may reasonably require to perform the calculations necessary to make the payments contemplated by Section 3.05 of the Indenture and to prepare the statements to Noteholders contemplated by Section 3.26 of the Indenture. The Master Servicer shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.
          (b) The amount of Advances to be made by the Servicer for any Payment Date shall equal, subject to Section 4.01(d), the sum of (i) the aggregate amount of Monthly Payments (net of the related Servicing Fee), due during the related Due Period in respect of the Mortgage Loans, which Monthly Payments were delinquent on a contractual basis as of the Close of Business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Due Period and as to which REO Property an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Note Account pursuant to Section 3.23 for payment on such Payment Date.
          On or before 2:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Securities Administrator for deposit in the Note Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Payment Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future payment (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future payment have been, as permitted by this Section 4.01, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future payment used by the Servicer to make an Advance as permitted in the preceding sentence shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Payment Date (determined without regard to Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be paid to the Classes of Noteholders pursuant to Section 3.05 of the Indenture on such Payment Date if such amounts held for future payments had not been so used to make Advances. The Securities Administrator will provide notice to the Servicer by telecopy by the Close of Business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Securities Administrator on such date is less than the Advances required to be made by the Servicer for the related Payment Date, as set forth in the related Remittance Report.
          (c) The obligation of the Servicer to make such Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan, shall continue until the Mortgage Loan is paid in full or until all Liquidation Proceeds thereon have been recovered, or a Final Recovery Determination has been made thereon.
          (d) Notwithstanding anything herein to the contrary, no Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such Advance or Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance or Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers’ Certificate of the Servicer delivered to the Sponsor and the Master Servicer. Furthermore, the Servicer shall not be required to advance Relief Act Interest Shortfalls.
          (e) If the Servicer fails to remit any Monthly Advance required to be made pursuant to this Section, the Master Servicer shall make, or the Successor Servicer shall make, such Advance. If the Master Servicer determines that a Monthly Advance is required, it shall on the Business Day preceding the related Payment Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Note Account immediately available funds in an amount equal to such Monthly Advance. The Master Servicer shall be entitled to be reimbursed for all Monthly Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that a Monthly Advance is a Nonrecoverable Advance, the Master Servicer shall be under no obligation to make such Monthly Advance. If the Master Servicer determines that a Monthly Advance is a Nonrecoverable Advance, it shall, on or prior to the related Payment Date, deliver an Officer’s Certificate to the Indenture Trustee and the Securities Administrator to such effect.

          Section 4.02. Exchange Act Reporting.
          (a) (i) (A) Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, prepare and, in accordance with Section (a)(i)(C) below, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the Monthly Statement to be furnished by the Securities Administrator to the Certificateholders for such Distribution Date; provided that, the Securities Administrator shall have received no later than five (5) calendar days after the related Distribution Date, all information required to be provided to the Securities Administrator as described in clause (a)(iv) below. Any disclosure that is in addition to the Monthly Statement and that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit I to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit I) and approval.
          (B) Within five (5) calendar days after the related Distribution Date, (i) the parties set forth in Exhibit I shall be required to provide, pursuant to Section 4.02(a)(iv) below, to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Issuing Entity shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.
          (C) After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor, the Sponsor and the Master Servicer for review. Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date (provided that, the Securities Administrator forwards a copy of the Form 10-D no later than the 10th calendar after the Distribution Date), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. No later than the 13th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 3.17(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website identified in Section 7.04 of the Indenture, a final executed copy of each Form 10-D filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 7.04. Form 10-D requires the registrant to indicate (by checking “yes” or “no”) that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to the questions should be “no”. The Securities Administrator shall be entitled to rely on the representations in Section 2.05(ix) and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 4.02(a)(i) and (v) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from a party’s failure to deliver, on a timely basis, any information from any such party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.
          (ii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), the Securities Administrator shall prepare and, at the direction of the Depositor, file on behalf of the Trust, any Form 8-K, as required by the Exchange Act; provided that, the Depositor, upon receipt from the Sponsor of the relevant final Basic Documents within 14 days after the Closing Date, shall file the initial Form 8-K in connection with the issuance of the Notes. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit I to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit I) and approval.
          (B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit I shall be required pursuant to Section 4.02(a)(iv) below to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Issuing Entity shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.
          (C) After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor and the Master Servicer for review. No later than the close of business New York City time on the 3rd Business Day after the Reportable Event, or in the case where the Master Servicer and Securities Administrator are affiliated, no later than noon New York City time on the 4th Business Day after the Reportable Event, a duly authorized officer of the Master Servicer shall sign the Form 8-K and, in the case where the Master Servicer and the Securities Administrator are not affiliated, return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event (provided that, the Securities Administrator forwards a copy of the Form 8-K no later than noon New York time on the third Business Day after the Reportable Event), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator shall follow the procedures set forth in Section 4.02(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall, make available on its internet website a final executed copy of each Form 8-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 7.03. The parties to this Agreement acknowledge that the performance by Master Servicer and the Securities Administrator of their respective duties under this Section 4.02(a)(ii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 4.02(a)(ii). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from a party’s failure to deliver, on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

          (iii) (A) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, (I) an annual compliance statement for each Servicer, the Master Servicer, the Securities Administrator and any subservicer or subcontractor, as applicable, as described under Section 3.20, (II)(A) the annual reports on assessment of compliance with Servicing Criteria for each Servicer, the Master Servicer, each subservicer and subcontractor participating in the servicing function, the Securities Administrator and the Custodians, as described under Section 3.21, and (B) if any such report on assessment of compliance with Servicing Criteria described under Section 3.21 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such report on assessment of compliance with Servicing Criteria described under Section 3.21 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm attestation report for each Servicer, the Master Servicer, the Securities Administrator, each subservicer, each subcontractor, as applicable, and the Custodians, as described under Section 3.21, and (B) if any registered public accounting firm attestation report described under Section 3.21 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (IV) a Sarbanes-Oxley Certification as described in Section 4.02 (a)(iii)(D) below (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (I) through (IV) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit I to the Securities Administrator and the Depositor and approved for inclusion by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than in the case where the Securities Administrator is the reporting party as set forth in Exhibit I) and approval.
          (B) No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties set forth in Exhibit I shall be required to provide pursuant to Section 4.02(a)(iv) below to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Securities Administrator and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Issuing Entity shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.
          (C) After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor (only in the case where such Form 10-K includes Additional Form 10-K Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review. Within three Business Days after receipt of such copy, but no later than March 25th (provided that, the Securities Administrator forwards a copy of the Form 10-K no later than the third Business Day prior to March 25th), the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. No later than the close of business Eastern Standard time on the 4th Business Day prior to the 10-K Filing Deadline, an officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and, in the case where the Master Servicer and the Securities Administrator are unaffiliated, return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 4.02(a)(v)(B). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator shall make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The signing party at the Master Servicer can be contacted as set forth in Section 7.03. Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than March 15th of each year in which the Trust is subject to the requirements of the Exchange Act with respect to the filing of a report on Form 10-K, if the answer to the question should be “no”. The Securities Administrator shall be entitled to rely on such response and in any such notice in preparing, executing and/or filing any such report. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under Sections 4.02(a)(iv) and (v) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections and Sections 3.20 and Section 3.21. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Master Servicer’s or the Securities Administrator’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.
          (D) Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”) required to be included therewith pursuant to the Sarbanes-Oxley Act which shall be signed by the Certifying Person and delivered to the Securities Administrator no later than March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act. The Master Servicer shall cause the Servicer, and any subservicer or subcontractor engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act (or such other date specified in the related Servicing Agreement) and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit _, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. In addition, the Mortgage Loan Seller and, in the case where the Master Servicer and Securities Administrator are not affiliated, the Securities Administrator shall sign a Back-Up Certification substantially in the form of Exhibit _; provided, however, the Mortgage Loan Seller and the Securities Administrator shall not be required to undertake an analysis of any accountant’s report attached as an exhibit to the Form 10-K. An officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted as set forth in Section 7.03.

          (iv) With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust Fund, the Securities Administrator’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit I as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 4.02(a)(i) through (iii) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit M. Each of the Servicer, the Master Servicer, the Seller, the Securities Administrator and the Depositor hereby agrees to notify and provide, to the extent known to the Servicer, the Master Servicer, the Seller, the Securities Administrator and the Depositor all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit I as the responsible party for providing that information. The Issuing Entity shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this Section.
          So long as the Depositor is subject to the filing requirements of the Exchange Act with respect to the Trust Fund, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any bankruptcy or receivership with respect to the Indenture Trustee or of any proceedings of the type described under Item 1117 of Regulation AB that have occurred as of the related Due Period, together with a description thereof, no later than the date on which such information is required of other parties hereto as set forth under this Section 4.02. In addition, the Indenture Trustee shall notify the Securities Administrator and the Depositor of any affiliations or relationships that develop after the Closing Date between the Indenture Trustee and the Depositor, the Seller, the Servicer, the Securities Administrator, the Master Servicer or the Custodian of the type described under Item 1119 of Regulation AB, together with a description thereof, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008. Should the identification of any of the Depositor, the Servicer, the Seller, the Securities Administrator, the Master Servicer or the Custodian change, the Depositor and the Sponsor, to the extent known by them, shall each promptly notify the Indenture Trustee.
          (v) (A) On or prior to January 30th of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.
          (B) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator shall promptly notify the Depositor and the Master Servicer. In the case of Form 10-D and 10-K, the Depositor, the Master Servicer and the Securities Administrator shall cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and such amendment relates to any Additional Disclosure, the Securities Administrator shall notify the Depositor and the parties affected thereby and such parties will cooperate to prepare any necessary Form 8-K, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an appropriate officer of the Master Servicer. The parties hereto acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.15(a)(v) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Master Servicer and the Depositor timely performing their duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from a party’s failure to deliver, on a timely basis, any information from such party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.
          The Depositor and the Sponsor each agrees to promptly furnish to the Securities Administrator, from time to time upon reasonable request, such further information, reports and financial statements within its control and related to this Agreement and the Mortgage Loans as the Securities Administrator that it reasonably deems appropriate in order to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 4.02; provided, however, the Securities Administrator shall cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section 4.02 shall not be reimbursable from the Trust Fund.
          (b) The Securities Administrator shall indemnify and hold harmless the Depositor, the Indenture Trustee, the Servicer, the Seller and the Sponsor and each of its officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator’s obligations under Sections 3.20, 3.21 and 4.02 or the Securities Administrator’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Securities Administrator shall indemnify and hold harmless the Depositor, the Indenture Trustee, the Servicer, the Seller and the Sponsor and each of their respective officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Back-Up Certification, any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Securities Administrator on its behalf or on behalf of any subservicer or subcontractor engaged by the Securities Administrator pursuant to Section 3.20, 3.21 or 4.02 (the “Securities Administrator Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Securities Administrator Information and not to any other information communicated in connection with the Notes, without regard to whether the Securities Administrator Information or any portion thereof is presented together with or separately from such other information.

          The Depositor shall indemnify and hold harmless the Securities Administrator, the Servicer, the Seller, the Indenture Trustee, the Sponsor, the Custodian and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor to deliver the information to be provided by it as set forth in Exhibit I or the Depositor’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Depositor shall indemnify and hold harmless the Master Servicer, the Servicer, the Indenture Trustee, the Seller, the Sponsor, the Custodian, the Securities Administrator and each of its respective officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Additional Disclosure provided by the Depositor that is required to be filed pursuant to this Section 4.02 (the “Depositor Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Depositor Information that is required to be filed and not to any other information communicated in connection with the Notes, without regard to whether the Depositor Information or any portion thereof is presented together with or separately from such other information.
          The Master Servicer shall indemnify and hold harmless the Indenture Trustee, the Servicer, the Seller, the Sponsor, and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Master Servicer under Sections 3.20, 3.21 and 4.02 or the Master Servicer’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Indenture Trustee, the Depositor, the Servicer, the Seller, the Sponsor, and each of their officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Master Servicer on its behalf or on behalf of any subservicer or subcontractor engaged by the Master Servicer pursuant to Section 3.20, 3.21 or 4.02 (the “Master Servicer Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Master Servicer Information and not to any other information communicated in connection with the Notes, without regard to whether the Master Servicer Information or any portion thereof is presented together with or separately from such other information.
          The Servicer shall indemnify and hold harmless the Securities Administrator, the Master Servicer, the Securities Administrator, the Custodian, the Indenture Trustee, and the Depositor and each of its respective officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Servicer under Sections 3.20, 3.21 and 4.02 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Servicer shall indemnify and hold harmless Securities Administrator, the Master Servicer, the Securities Administrator, the Custodian, the Indenture Trustee, and the Depositor, and each of their officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Servicer on its behalf or on behalf of any subservicer or subcontractor engaged by the Servicer pursuant to Section 3.20, 3.21 or 4.02 (the “Servicer Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with the Notes, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information.
          The Custodian shall indemnify and hold harmless the Securities Administrator, the Master Servicer, the Servicer, the Seller, the Sponsor, the Indenture Trustee, and the Depositor and each of its respective officers and directors from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses directly resulting from a material breach of the obligations of the Custodian under Sections 3.20, 3.21 and 4.02 of this Agreement constituting negligence, bad faith or willful misconduct on behalf of the Custodian in connection therewith. In addition, the Custodian shall indemnify and hold harmless Securities Administrator, the Master Servicer, the Securities Administrator, the Servicer, the Seller, the Sponsor, the Indenture Trustee, and the Depositor, and each of their officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses directly resulting from (i) any untrue statement or alleged untrue statement of any material fact contained in any Annual Statement of Compliance, any Assessment of Compliance or any Additional Disclosure provided by the Custodian on its behalf or on behalf of any subservicer or subcontractor engaged by the Custodian pursuant to Section 3.20, 3.21 or 4.02 of this Agreement (the “Custodian Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Custodian Information and not to any other information communicated in connection with the Notes, without regard to whether the Custodian Information or any portion thereof is presented together with or separately from such other information.
          The Sponsor shall indemnify and hold harmless the Securities Administrator, the Depositor, the Indenture Trustee, the Custodian, the Securities Administrator and the Master Servicer and each of its officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Sponsor under Section 4.02 or the Sponsor’s negligence, bad faith or willful misconduct in connection therewith. In addition, the Sponsor shall indemnify and hold harmless the Depositor, the Indenture Trustee, the Custodian, the Securities Administrator and the Master Servicer and each of its respective officers, directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Additional Disclosure provided by the Sponsor that is required to be filed pursuant to this Section 4.02 (the “Sponsor Information”), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, by way of clarification, that this paragraph shall be construed solely by reference to the Sponsor Information that is required to be filed and not to any other information communicated in connection with the Notes, without regard to whether the Sponsor Information or any portion thereof is presented together with or separately from such other information.

          If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Securities Administrator, the Sponsor, the Servicer, the Seller or the Master Servicer, as applicable, then the defaulting party, in connection with any conduct for which it is providing indemnification under this Section 4.02(b), agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.
          The indemnification provisions set forth in this Section 4.02(b) shall survive the termination of this Agreement or the termination of any party to this Agreement.
          (c) Failure of the Master Servicer to comply with Section 3.20, 3.21 and this Section 4.02 (including with respect to the timeframes required herein) shall constitute a Master Servicer Event of Termination, and at the written direction of the Depositor, the Indenture Trustee shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same (but subject to the Master Servicer rights to payment of any Master Servicing Compensation and reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). Failure of the Securities Administrator to comply with this Section 3.17 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the related Form 10-K, shall, at the written direction of the Depositor, constitute a default and the Indenture Trustee at the direction of the Depositor shall, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Securities Administrator for the same (but subject to the Securities Administrator’s right to reimbursement of all amounts for which it is entitled to be reimbursed prior to the date of termination). This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary. In connection with the termination of the Master Servicer or the Securities Administrator pursuant to this Section 4.02, the Indenture Trustee shall be entitled to reimbursement of all costs and expenses associated with such termination to the extent set forth in Section 6.08 of the Indenture. Notwithstanding anything to the contrary in this Agreement, no Event of Default by the Master Servicer or default by the Securities Administrator shall have occurred with respect to any failure to properly prepare, execute and/or timely file any report on Form 8-K, Form 10-D or Form 10-K, any Form 15 or Form 12b-25 or any amendments to Form 8-K, 10-D or 10-K, where such failure results from a party’s failure to deliver, on a timely basis, any information from such party needed to prepare, arrange for execution or file any such report, Form or amendment, and does not result from its own negligence, bad faith or willful misconduct.
          (d) Notwithstanding the provisions of Section 7.01, this Section 4.02 may be amended without the consent of the Noteholders.
          (e) Any report, notice or notification to be delivered by the Master Servicer or the Securities Administrator to the Depositor pursuant to this Section 4.02, may be delivered via email to RegABNotifications@bear.com or, in the case of a notification, telephonically by calling Reg AB Compliance Manager at 212-272-7525.
          (f) Each of the parties acknowledges and agrees that the purpose of Sections 3.20, 3.21 and 4.02 of this Agreement is to facilitate compliance by the Sponsor, the Depositor and the Master Servicer with the provisions of Regulation AB. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Sponsor, the Depositor, the Master Servicer or the Securities Administrator for delivery of additional or different information as the Sponsor, the Depositor, the Master Servicer or the Securities Administrator may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the obligations of the parties to this transaction as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.
          Section 4.03. Swap Account.
          (a) On the Closing Date, the Securities Administrator shall establish and maintain a separate, segregated trust account titled, “Swap Account, The Bank of New York, as Indenture Trustee, in trust for the registered Noteholders of Newcastle Mortgage Securities Trust 2007-1, Asset-Backed Notes, Series 2007-1.” Such account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement. Amounts therein shall be held uninvested.
          (b) On the Business Day prior to Payment Date, prior to any payment to any Note, the Securities Administrator shall deposit into the Swap Account the amount of any Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Swap Provider (after taking into account any upfront payment received from the counterparty to a replacement interest rate swap agreement) from funds collected and received with respect to the Mortgage Loans prior to the determination of Available Funds and all amounts received by it from the Swap Provider.
          (c) The Securities Administrator shall use any payment received from the Owner Trustee pursuant to Section 2.03 of the Trust Agreement to make any upfront payment required under a replacement swap agreement and any upfront payment received from the counterparty to a replacement swap agreement shall be used to pay any Swap Termination Payment owed to the Swap Provider.
          Section 4.04. Cap Account.
          (a) On the Closing Date, the Securities Administrator shall establish and maintain a separate, segregated trust account titled, “Cap Account, The Bank of New York, as Indenture Trustee, in trust for the registered Noteholders of Newcastle Mortgage Securities Trust 2007-1, Asset-Backed Notes, Series 2007-1.” Such account shall be an Eligible Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement. Amounts therein shall be held uninvested.

ARTICLE V
THE SERVICER AND THE DEPOSITOR
          Section 5.01. Liability of the Servicer, Master Servicer and the Depositor.
          The Servicer and Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by Servicer or Master Servicer, as the case may be, herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.
          Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the Depositor.
          Any entity into which the Servicer or Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Servicer or the Depositor, shall be the successor of the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 6.02 with respect to the qualifications of a successor Servicer.
          Section 5.03. Limitation on Liability of the Servicer, Master Servicer and Others.
          None of the Servicer, the Master Servicer, the Depositor nor any of the directors or officers or employees or agents of the Servicer, the Master Servicer or the Depositor shall be under any liability to the Trust or the Noteholders for any action taken or for refraining from the taking of any action by the Servicer the Master Servicer, or the Depositor in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer, the Master Servicer, the Depositor or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of duties of the Servicer, the Master Servicer, or the Depositor, as the case may be, or by reason of its reckless disregard of its obligations and duties as Servicer, Master Servicer, or Depositor, as the case may be, hereunder. The Servicer and Master Servicer, and any director or officer or employee or agent of the Servicer or Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer, the Master Servicer and the Depositor, and any director or officer or employee or agent of the Servicer, the Master Servicer or the Depositor, shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with (i) any legal action relating to this Agreement or the Notes, other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence or by reason of its reckless disregard of its obligations and duties hereunder or by reason of its failure to perform its obligations or duties hereunder and (ii) any breach of a representation or warranty regarding the Mortgage Loans. The Servicer, the Master Servicer or the Depositor may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, unless the Depositor, the Master Servicer or the Servicer acts without the consent of the Holders of 51% of the aggregate Note Balance of the Notes, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Noteholders to receive any amount in the Collection Account. The Master Servicer shall be indemnified by the Issuing Entity pursuant to Section 6.07 of the Indenture.
          The Servicer’s and the Depositor’s right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Servicer pursuant to Section 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). The Master Servicer’s right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Master Servicer pursuant to Section 3.40 or 6.06 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).
          Section 5.04. Servicer Not to Resign.
          The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Master Servicer. No resignation of the Servicer shall become effective until the Servicer appoints a successor servicer and the successor servicer shall have assumed the Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the assumption of servicing duties by the Successor Servicer) and obligations under this Agreement. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or receipt of notice of termination of the Servicer
          Except as expressly provided in this Agreement, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder. The foregoing prohibition on assignment shall not prohibit the Servicer from designating a Sub-Servicer as payee of any indemnification amount payable to the Servicer hereunder; provided, however, no Sub-Servicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an indemnitee under this Agreement.
          Section 5.05. Delegation of Duties.
          In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04. Except as provided in Section 3.02, no such delegation is permitted that results in the delegee subservicing any Mortgage Loans. The Servicer shall provide the Indenture Trustee, Master Servicer and Securities Administrator with 60 days prior written notice prior to the delegation of any of its duties to any Person other than any of the Servicer’s Affiliates or their respective successors and assigns.

          Section 5.06. Indemnification.
          (a) The Servicer agrees to indemnify and hold the Indenture Trustee, the Owner Trustee, the Sponsor, the Master Servicer, the Securities Administrator, the Seller, the Sponsor and the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Owner Trustee, the Sponsor, the Master Servicer, the Securities Administrator, the Seller, the Sponsor or the Depositor may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.
          (b) The Master Servicer shall indemnify and hold harmless the Trust, the Securities Administrator, the Servicer, the Seller, the Sponsor, the Depositor, the Indenture Trustee and the Owner Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its activities in master servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Master Servicer’s misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this Section 5.06(b) shall survive the termination of this Agreement.
          (c) The Custodian shall indemnify and hold harmless the Trust, the Servicer, the Seller, the Sponsor, the Depositor and the Indenture Trustee from and against any loss, liability, expense, damage or injury directly resulting from a Custodial Delivery Failure. The provisions of this Section 5.06(c) shall survive the termination of this Agreement.
          Section 5.07. Inspection
          The Servicer, in its capacity as Servicer, shall afford the Indenture Trustee and the Master Servicer, upon reasonable notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations.
ARTICLE VI
DEFAULT
          Section 6.01. Servicer Events of Termination.
          (a) If any one of the following events (“Servicer Events of Termination”) shall occur and be continuing:
          (i) (A) The failure by the Servicer to make any Advance; or (B) any other failure by the Servicer to deposit in the Collection Account or the Note Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Master Servicer, Securities Administrator or Indenture Trustee or to the Servicer and the Indenture Trustee by any Holders of not less than 25% of the aggregate Note Balances of the Notes; or
          (ii) The failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days (or if such failure or breach cannot be remedied within 30 days, then such remedy shall have been commenced within 30 days and diligently pursued thereafter; provided, however, that in no event shall such failure or breach be allowed to exist for a period of greater than 90 days), after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer, Securities Administrator or Indenture Trustee or to the Indenture Trustee by any Holders of not less than 25% of the aggregate Note Balance of the Notes or (B) of actual knowledge of such failure by a Servicing Officer of the Servicer; or
          (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days;
          (iv) Reserved; or
          (v) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;
          (b) then, and in each and every such case, so long as a Servicer Event of Termination shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such Advance is not made by 11:00 A.M., New York time, on the Business Day immediately following the Servicer Remittance Date (provided the Master Servicer shall give the Servicer, and the Servicer shall have received, notice of such failure to advance by 5:00 P.M. New York time on the Servicer Remittance Date), the Master Servicer shall terminate all of the rights and obligations of the Servicer under this Agreement and the Successor Servicer appointed in accordance with Section 6.02, shall immediately make such Advance and assume, pursuant to Section 6.02, the duties of a successor Servicer and (y) in the case of (i)(B), (ii), (iii) and (iv) above, the Master Servicer shall, at the direction of the Holders of each Class of Notes evidencing Percentage Interests aggregating not less than 51%, by notice then given in writing to the Servicer and Master Servicer (and to the Indenture Trustee if given by Holders of Notes), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency, the Depositor, the Sponsor and the Seller. On or after the receipt by the Servicer (and by the Indenture Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Successor Servicer pursuant to and under this Section; and, without limitation, and the Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Servicer agrees to cooperate with the Successor Servicer (or the applicable successor Servicer) in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the delivery to the Successor Servicer of all documents and records requested by it to enable it to assume the Servicer’s functions under this Agreement within ten Business Days subsequent to such notice, the transfer within one Business Day subsequent to such notice to the Successor Servicer for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, the Note Account, any REO Account or any Escrow Account or that have been deposited by the Servicer in such accounts or thereafter received by the Servicer with respect to the Mortgage Loans or any REO Property received by the Servicer. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses and to the extent not paid by the Servicer, by the Trust.

          Notwithstanding the termination of the Servicer hereunder, the Servicer shall be entitled to reimbursement of all unpaid Servicing Fees and all unreimbursed Advances and Servicing Advances in the manner and at the times set forth herein.
          Section 6.02. Master Servicer to Act; Appointment of Successor.
          (a) From the time the Servicer (and the Indenture Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to Section 6.01, the Master Servicer (or such other successor Servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement (the “Successor Servicer”) and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. Notwithstanding the foregoing, the parties hereto agree that the Successor Servicer, immediately will assume all of the obligations of the Servicer to make Advances subject to Section 4.01. Notwithstanding the foregoing, the Successor Servicer shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts. It is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the transition of servicing obligations is fully effective. As compensation therefor, the Successor Servicer shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination or resignation had been given. The appointment of the Successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 3.14 or to reimburse the Successor Servicer pursuant to Section 3.06, nor shall any Successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All reasonable Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the Successor Servicer (in which case the Successor Servicer shall be entitled to reimbursement therefor from the assets of the Trust).
          Notwithstanding the above, (a) if the Master Servicer is to act as successor servicer and is legally unable so to act, the Indenture Trustee shall act as Successor Servicer and (b) if the Indenture Trustee is to act as successor servicer and (i) if the Indenture Trustee is unwilling to act as Successor Servicer or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee shall appoint (with the consent of the Majority Certificateholder) or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $50,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies as evidenced by a letter to such effect from the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.18 (or such other compensation as the Indenture Trustee and such successor shall agree, not to exceed the Servicing Fee).
          (b) Any Successor Servicer shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Noteholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.14.
          (c) In connection with the termination or resignation of the Servicer hereunder, either (i) the Successor Servicer, including the Master Servicer or the Indenture Trustee if acting as a Successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the related Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the Successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the Successor Servicer as necessary under MERS’ rules and regulations, or (ii) the predecessor Servicer shall cooperate with the Successor Servicer in causing MERS to execute and deliver an Assignment in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the Successor Servicer. The predecessor Servicer shall file or cause to be filed any such Assignment in the appropriate recording office. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any Assignments, and fees and costs of filing any Assignments that may be required under this Section 6.02(c).
          Section 6.03. Waiver of Defaults.
          The Majority Noteholders may, on behalf of all Noteholders, waive, in writing, any events permitting removal of the Servicer as servicer or the Master Servicer as master servicer pursuant to this Article VI, provided, however, that the Majority Noteholders may not waive a default in making a required payment on a Note without the written consent of the Holder of such Note. Upon any waiver of a past default, such default shall cease to exist and any Servicer Event of Termination or Master Servicer Event of Termination, as applicable, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Securities Administrator to the Sponsor and the Rating Agencies.

          Section 6.04. Notification to Noteholders.
          (a) Upon any termination or appointment of a successor to the Servicer or Master Servicer pursuant to this Article VI or Section 5.04, the Securities Administrator shall give prompt written notice thereof to the Owner Trustee, the Sponsor, the Depositor and the Noteholders at their respective addresses appearing in the Note Register and each Rating Agency.
          (b) No later than the later of (a) 60 days after the occurrence of any event which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Termination or (b) within five Business Days after a Responsible Officer of the Securities Administrator becomes aware of the occurrence of such an event, the Securities Administrator shall transmit by mail to all Noteholders notice of such occurrence unless such default or Servicer Event of Termination shall have been waived or cured.
          Section 6.05. Survivability of Liabilities.
          Notwithstanding anything herein to the contrary, upon termination of the Servicer or Master Servicer hereunder, any liabilities of the Servicer or Master Servicer, as the case may be, which accrued prior to such termination shall survive such termination.
          Section 6.06. Master Servicer Events of Termination.
          (a) If any one of the following events (“Master Servicer Events of Default”) shall occur and be continuing:
          (i) If the Master Servicer is not the Securities Administrator, any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 7.05 of the Indenture which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Indenture Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or
          (ii) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in clauses (viii) and (ix) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or
          (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Notes because of the financial condition or loan servicing capability of such Master Servicer; or
          (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or
          (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or
          (vi) The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a Successor Master Servicer as specified in Section 6.04 hereof; or
          (vii) If a representation or warranty set forth in Section 2.01(b) hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Noteholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Indenture Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Indenture Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or
          (viii) A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Indenture Trustee and the Holders of not less than 50% of the aggregate Note Balance of the Notes; or
          (ix) Any failure of the Master Servicer to make any Monthly Advances when such Monthly Advances are due, as required to be made hereunder.
          (b) then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, (x) with respect solely to clause (ix) above, upon receipt of written notice or discovery by a Responsible Officer of the Indenture Trustee or of the Securities Administrator of such failure, the Indenture Trustee shall give immediate telephonic notice of such failure to a Master Servicing Officer of the Master Servicer and the Indenture Trustee shall terminate all of the rights and obligations of the Master Servicer under this Agreement and the Successor Master Servicer appointed in accordance with Section 6.07 shall immediately make such Monthly Advance (provided, if the Successor Master Servicer determines in its reasonable judgment that a Monthly Advance is a Nonrecoverable Advance or if it is prohibited by law from doing so, the Successor Master Servicer shall be under no obligation to make such Monthly Advance) prior to the payment of funds on the related Payment Date and assume, pursuant to Section 6.07, the duties of a Successor Master Servicer and (y) in the case of clauses (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) above, the Indenture Trustee shall, at the direction of the Holders of not less than 51% of the aggregate Note Balance of the Notes by notice then given in writing to the Master Servicer (and to the Indenture Trustee if given by Holders of Notes), terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Any such notice to the Master Servicer shall also be given to each Rating Agency and the Seller. On or after receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Successor Master Servicer pursuant to and under this Section 6.06; and, without limitation, the Successor Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Successor Master Servicer, the Servicer, the Securities Administrator and the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder. All Servicing Transfer Costs and other reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred in connection with transferring any Mortgage Files to the Successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 6.06 shall be paid by the predecessor Master Servicer within 90 days of written demand, itemized in reasonable detail, or, to the extent not paid by the predecessor Master Servicer, by the Trust prior to payments to Noteholders (or, if the predecessor Master Servicer is the Indenture Trustee, by the initial Master Servicer), upon presentation of reasonable documentation of such costs and expenses. If the predecessor Master Servicer is required but fails to pay the amounts specified in the preceding sentence and such amounts are paid by the Trust, the Securities Administrator shall, at the direction and expense of the Certificateholders, take appropriate action to enforce such obligation and recover such amounts on behalf of such Certificateholders.
          Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall continue to be entitled to receive from the Trust, payment of all the accrued and unpaid portion of the Master Servicing Fees to which the Master Servicer would have been entitled and reimbursement for all outstanding Monthly Advances which amount shall be remitted by the Successor Master Servicer to the terminated Master Servicer as permitted under Section 3.01 of the Indenture on a first-in, first-out basis. The Master Servicer shall continue to be entitled to the benefits of Section 5.03, notwithstanding any termination hereunder, with respect to events occurring prior to such termination.

          Section 6.07. Appointment of Successor Master Servicer.
          (a) The Issuer and the Indenture Trustee hereby appoint, and The Bank of New York, hereby accepts appointment, on behalf of itself or an affiliate, subject to the provisions of Sections 3.40 and 6.07(d) hereof, upon receipt by the Master Servicer of a notice of termination pursuant to Section 6.06 or upon resignation of the Master Servicer pursuant to Section 3.40, to be the successor (the “Successor Master Servicer”) in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession; provided, however, that, without affecting the immediate termination of the rights of the Master Servicer hereunder, it is understood and acknowledged by the parties hereto that there will be a period of transition not to exceed 90 days (the “Master Servicer Transition Period”) before the master servicing transfer is fully effected.
          During the Master Servicer Transition Period, neither the Successor Master Servicer, the Securities Administrator nor the Indenture Trustee shall be responsible for the lack of information and documents that it cannot reasonably obtain on a practicable basis under the circumstances.
          As compensation therefor, the Successor Master Servicer shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, if the Successor Master Servicer is legally unable to act as successor servicer, the Indenture Trustee may appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer that is an Approved Servicer (defined for this purpose by (i) striking the words “the Master Servicer” in clause 1 of the definition thereof and (ii) striking clause 2(a) in the definition thereof) as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided that the appointment of any such Successor Master Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Offered Notes by the Rating Agencies. Pending appointment of a successor to the Master Servicer hereunder, unless the Successor Master Servicer is prohibited by law from so acting, the Successor Master Servicer shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on the Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.37 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a Successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to indemnify the Indenture Trustee, the Servicer and the Securities Administrator pursuant to Section 5.06, nor shall any Successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee, the Securities Administrator or a Successor Master Servicer shall have no responsibility or obligation (i) to repurchase or substitute for any of the Mortgage Loans or (ii) for any acts or omissions of a predecessor Master Servicer. The Indenture Trustee, the Securities Administrator and such successor shall take such action, at the expense of the Trust, consistent with this Agreement, as shall be necessary to effectuate any such succession.
          (b) Any successor, including the Successor Master Servicer, to the Master Servicer as servicer shall during the term of its service as master servicer (i) continue to master service and administer the Mortgage Loans for the benefit of Noteholders and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.32.
          (c) In connection with the termination or resignation of the Master Servicer hereunder, the Successor Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as Successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.
          (d) Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $25,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer.
          Neither the Indenture Trustee nor any other Successor Master Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay of the Master Servicer in delivering or providing, any cash, information, documents or records to it.
          Notwithstanding anything herein to the contrary, in no event shall the Indenture Trustee be liable for any Servicing Fee or Master Servicing Fee or for any differential in the amount of the Servicing Fee or Master Servicing Fee paid hereunder and the amount necessary to induce any Successor Servicer or Successor Master Servicer to act as Successor Servicer or Successor Master Servicer, as applicable, under this Agreement and the transactions set forth or provided for herein.

ARTICLE VII
MISCELLANEOUS PROVISIONS
          Section 7.01. Amendment.
          This Agreement may be amended from time to time by the parties hereto (with the consent of the Majority Certificateholder), provided that any amendment be accompanied by (i) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to the Notes and (ii) an Officer’s Certificate of the Sponsor, that such amendment will not cause the Trust to fail to qualify as a “qualified special purpose entity” under Financial Accounting Standards No. 140.
          Section 7.02. GOVERNING LAW.
          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          Section 7.03. Notices.
          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if when delivered to:
          (a) in the case of the Depositor:
Bear Stearns Asset Backed Securities I LLC 383 Madison Avenue New York, New York, 10179 Attention: General Counsel
          (b) in the case of the Originator
Fremont Investment & Loan 2727 East Imperial Highway Brea, CA 92821 Attn: Senior Vice President, Capital Markets Attn: Vice President, Secondary Marketing
          (c) in the case of the Servicer:
Nationstar Mortgage LLC 350 Highland Drive Lewisville, Texas 75067 Attn: Jay Bray
          (d) in the case of Rating Agencies:
Moody’s Investors Service, Inc. 4th Floor 99 Church Street New York, New York 10007 Attention: Residential Mortgage Monitoring Unit

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. 55 Water Street — 41st Floor New York, New York 10041 Attention: Asset Backed Surveillance Group
          (e) in the case of the Owner Trustee, the Corporate Trust Office:
Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attention: Corporate Trust Administration
          (f) in the case of the Issuing Entity:
Newcastle Mortgage Securities Trust 2007-1 c/o Newcastle Investment Corp. 750 B Street, Suite 2700 San Diego, CA 92101 Attention: Legal with a copy to the Sponsor at the address in (g) below.
          (g) in the case of the Indenture Trustee:
The Bank of New York, 101 Barclay Street, Floor 4W New York, New York 10286 Attn: Structured Finance — Newcastle Mortgage Securities Trust 2007-1
          (h) in the case of the Sponsor:
Newcastle Investment Corp. 1245 Avenue of the Americas New York, New York 10022 Attention: Debra Hess
          (i) in the case of the Master Servicer:
Wells Fargo Bank, N.A, 9062 Old Annapolis Road, Columbia, Maryland 24105, Attn: Corporate Trust — Newcastle 2007-1
          (j) in the case of the Securities Administrator:
Wells Fargo Bank, N.A, Sixth Street and Marquette Avenue Minneapolis, Minnesota 55479
          (k) in the case of the Custodian:
Wells Fargo Bank, N.A, 24 Executive Park, Suite 200 Irvine, CA 92614 Attn: Corporate Trust — Newcastle 2007-01

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice. Any notice or other document required to be delivered or mailed by the Securities Administrator to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation and the Securities Administrator shall have no liability for failure to deliver such notice or document to any Rating Agency.
          Section 7.04. Severability of Provisions.
          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Noteholders thereof.
          Section 7.05. Third-Party Beneficiaries.
          This Agreement will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Owner Trustee, the Indenture Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder. The Indenture Trustee shall have the right to exercise all rights of the Issuing Entity under this Agreement.
          Section 7.06. Counterparts.
          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
          Section 7.07. Effect of Headings and Table of Contents.
          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
          Section 7.08. Termination.
          The respective obligations and responsibilities of the Servicer and the Issuing Entity created hereby shall terminate upon the satisfaction and discharge of the Indenture pursuant to Section 4.10 thereof.
          Section 7.09. No Petition.
          The Servicer, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuing Entity, or join in any institution against the Issuing Entity, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations of the Depositor or the Issuing Entity. This section shall survive the termination of this Agreement by one year.
          Section 7.10. No Recourse.
          The Servicer acknowledges that no recourse may be had against the Depositor or the Issuing Entity, except as may be expressly set forth in this Agreement.
          Section 7.11. Indenture Trustee Rights.
          The Indenture Trustee shall be entitled to the same rights, protections, indemnities and immunities afforded to it under the Indenture as if specifically set forth herein.
          Section 7.12. Compliance.
          In order to comply with its duties under the U.S.A. Patriot Act, the Indenture Trustee may obtain and verify certain information and documentation from the Servicer or any other party hereto, including but not limited to such such party’s name, address, and other identifying information.
          Section 7.13. Intention of the Parties and Interpretation.
          Each of the parties acknowledges and agrees that the purpose of Sections 3.20, 3.21 and 4.02 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Securities and Exchange Commission under the 1934 Act (17 C.F.R. §§ 229.1100 — 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the Securities and Exchange Commission from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Depositor for delivery of additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

ARTICLE VIII
DUTIES OF THE ADMINISTRATOR
          Section 8.01. Administrative Duties.
          (a) Duties with Respect to the Indenture. The Administrator shall perform all its duties and the duties of the Issuing Entity under the Indenture. In addition, the Administrator shall consult with the Owner Trustee as the Administrator deems appropriate regarding the duties of the Issuing Entity under the Indenture. The Administrator shall monitor the performance of the Issuing Entity and shall advise the Owner Trustee when action is necessary to comply with the Issuing Entity’s duties under the Indenture. The Administrator shall prepare for execution by the Issuing Entity or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, Notes and opinions as it shall be the duty of the Issuing Entity to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all necessary action that is the duty of the Issuing Entity to take pursuant to the Indenture.
          (b) Duties with Respect to the Issuing Entity.
          (i) In addition to the duties of the Administrator set forth in this Agreement or any of the Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuing Entity or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws (including, but not limited to, UCC filings in applicable jurisdictions and annual compliance certificates, if any), and at the request of the Owner Trustee or the Indenture Trustee shall take all appropriate action that it is the duty of the Issuing Entity to take pursuant to this Agreement or any of the Basic Documents. In accordance with the directions of the Issuing Entity or the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Notes (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuing Entity, the Indenture Trustee or the Owner Trustee.
          (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee and Certificate Paying Agent in the event that any withholding tax is imposed on the Issuing Entity’s payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in Section 5.03 of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Certificate Paying Agent pursuant to such provision.
          (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Administrator’s opinion, no less favorable to the Issuing Entity in any material respect than with terms made available to unrelated third parties.
          (c) Tax Matters. The Administrator shall prepare, on behalf of the Owner Trustee, financial statements and such annual or other reports of the Issuing Entity as are necessary for the preparation by the Securities Administrator of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including, without limitation, Form 1099.
          (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:
     (A) the amendment of or any supplement to the Indenture;
     (B) the initiation of any claim or lawsuit by the Issuing Entity and the compromise of any action, claim or lawsuit brought by or against the Issuing Entity (other than in connection with the collection of the Mortgage Loans);
     (C) the amendment, change or modification of this Agreement or any of the Basic Documents to which the Indenture Trustee or the Owner Trustee, as applicable, is a party;
     (D) the appointment of successor Certificate Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Certificate Registrar, Certificate Paying Agent or Indenture Trustee of its obligations under the Indenture; and
     (E) the removal of the Indenture Trustee.
          (e) Sponsor shall act as Administrator. By execution of this Agreement, the Sponsor agrees to be bound as Administrator and shall perform the obligations of the Administrator as described herein.
          Section 8.02. Records.
          The Administrator shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuing Entity, the Indenture Trustee, the Securities Administrator, the Depositor and the Owner Trustee at any time during normal business hours.
          Section 8.03. Additional Information to be Furnished.
          The Administrator shall furnish to the Issuing Entity, the Indenture Trustee, the Securities Administrator and the Owner Trustee from time to time such additional information regarding the Mortgage Loans and the Notes as the Issuing Entity, the Indenture Trustee, the Securities Administrator or the Owner Trustee shall reasonably request.
          Section 8.04. No Recourse to Owner Trustee.
          It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Newcastle Mortgage Securities Trust 2007-1, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any other related documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Sale and Sale and Servicing Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

BEAR STEARNS ASSET BACKED SECURITIES I LLC as Depositor
By:	/s/ Matthew Perkins
	Name:	Matthew Perkins
	Title:	CEO & President

NATIONSTAR MORTGAGE LLC, as Servicer
By:	/s/ Gregory A. Oniu
	Name:	Gregory A. Oniu
	Title:	Senior Vice President

NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1, as Issuing Entity By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee
By:	/s/ Donald G. MacKelcan
	Name:	Donald G. MacKelcan
	Title:	Senior Vice President

THE BANK OF NEW YORK, not in its individual capacity, but solely as as Indenture Trustee
By:	/s/ Michael J. Wiblis Hauser
	Name:	Michael J. Wiblis Hauser
	Title:	Assistant Vice President

WELLS FARGO BANK, N.A. as Master Servicer, Securities Administrator and Custodian
By:	/s/ Darron C. Woodus
	Name:	Darron C. Woodus
	Title:	Assistant Vice President

For purposes of Article IV and Article VIII: NEWCASTLE INVESTMENT CORP., as Sponsor and Administrator
By:	/s/ Debra Hess
	Name:	Debra Hess
	Title:	Chief Financial Officer

EXHIBIT A
FORM OF ASSIGNMENT AGREEMENT

ASSIGNMENT AND RECOGNITION AGREEMENT
     THIS ASSIGNMENT AND RECOGNITION AGREEMENT, dated July 12, 2007, (“Agreement”) among NIC WL II LLC (the “Assignor”), Bear Stearns Asset Backed Securities I LLC (the “Assignee”), Fremont Investment & Loan (the “Originator”) and Nationstar Mortgage LLC (“Nationstar”):
The parties hereto hereby agree as follows:
Assignment and Conveyance
          1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee, without recourse and as of the date hereof (the “Closing Date”), all of the right, title and interest of the Assignor, as purchaser, in, to and under: (i) those certain Mortgage Loans listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Exhibit A (the “Mortgage Loans”), all interest accruing thereon on and after June 1, 2007 and all collections in respect of interest and principal due after June 1, 2007 (other than collections of interest accrued prior to June 1, 2007); (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; and (iv) that certain Master Mortgage Loan Purchase and Interim Servicing Agreement dated as of March 15, 2007, as amended (the “Purchase Agreement”), between the Assignor, as initial purchaser, and the Originator, as seller and servicer, solely insofar as the Purchase Agreement relates to the Mortgage Loans.
          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to (i) any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any collections in respect of interest and principal due on or before June 1, 2007 and any collections of interest accrued prior to June 1, 2007 and (iii) the Holdback Amount (as defined in the Purchase Agreement).
          In consideration for the Mortgage Loans assigned hereunder, the Assignee shall, on the date hereof, deliver to or upon the order of the Assignor or its designee (i) an amount, in immediately available funds, equal to the net proceeds of the sale of the Class 1-A-1, Class 2-A1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7-A and Class M-8-A Notes, (ii) the Class M-7-B, Class M-8-B, Class M-9 and Class M-10 Notes (the “Retained Notes”) and (iii) the Owner Trust Certificates.
Recognition of Trust by Originator
          2. From and after the date hereof, the Originator shall and does hereby recognize that (i) the Assignee will transfer the Mortgage Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this Agreement to Newcastle Mortgage Securities Trust 2007-1 (the “Trust”) created pursuant to the Amended and Restated Trust Agreement, dated as of July 12, 2007, among the Assignee, Wilmington Trust Company as owner trustee (the “Owner Trustee”) and Wells Fargo Bank, N.A., as securities administrator (the “Securities Administrator”) (the “Trust Agreement”) and the Indenture, dated as of July 12, 2007, between the Trust and The Bank of New York; as indenture trustee (the “Indenture Trustee”) (the “Indenture”) and (ii) the initial Servicer of the Mortgage Loans for the benefit of the Trust will be Nationstar. The Originator hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Originator shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the Trust (including the Indenture Trustee and the Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement and repurchases for Mortgage Loans that are EPD Loans (as defined in the Purchase Agreement), and shall be entitled to enforce all of the obligations of the Originator thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Originator) or the Custodian under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Indenture Trustee and the Servicer acting on the Trust’s behalf). Neither the Originator nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Originator’s performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Indenture Trustee.
Representations and Warranties of the Originator and Nationstar
          3. The Originator warrants and represents to the Assignor, the Assignee and the Trust as of the date hereof that:
     (a) The Originator is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;
     (b) The Originator has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Purchase Agreement. The execution by the Originator of this Agreement is in the ordinary course of the Originator’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Originator’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Originator is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject. The execution, delivery and performance by the Originator of this Agreement have been duly authorized by all necessary corporate action on part of the Originator. This Agreement has been duly executed and delivered by the Originator, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Originator, enforceable against the Originator in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;
     (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Originator in connection with the execution, delivery or performance by the Originator of this Agreement; and
     (d) There is no action, suit, proceeding or investigation pending or threatened against the Originator, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Purchase Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Originator to perform its obligations under this Agreement or the Purchase Agreement, and the Originator is solvent.
          4. Pursuant to Section 12 of the Purchase Agreement, the Originator hereby makes as of the date hereof, the representations and warranties set forth in Exhibit B hereto for the benefit of Assignor, Assignee and the Trust. The foregoing representations and warranties shall in not in any way limit, alter or otherwise supersede the representations and warranties made by the Originator in the Purchase Agreement as of the related date of the original sale of the Mortgage Loans to the Assignor or any of the remedies available therein with respect to a breach of such representations and warranties.
          5. Nationstar hereby represents and warrants that the representations and warranties set forth in Exhibit C hereto are true and correct as of the date hereof.
          6. The Assignor hereby represents and warrants that the representations and warranties set forth in Exhibit D hereto are true and correct as of the date hereof.
Remedies for Breach of Representations and Warranties
          7. The Originator hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Indenture Trustee or the Custodian or Servicer acting on the Trust’s behalf) in connection with any breach of the representations and warranties made by the Originator set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 7.03 and 7.04 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).
          Notwithstanding the foregoing, the Assignor may, at its option, (i) satisfy any obligation of the Originator with respect to any breach of representation and warranty made by the Originator regarding the Mortgage Loans or repurchase obligation with respect to an EPD

Loan and (ii) in such event, the Assignor shall retain the right to enforce such representations and warranties and obligations of the Originator and the Mortgage Loans against the Originator and, if applicable, require the Originator to repurchase such Mortgage Loan from the Assignor.
          The parties hereto agree that the Purchase Agreement shall be amended to remove the words “within five (5) Business Days of the Purchaser’s request” from the first sentence of Section 7.04(a) and replace them with the words “on the fifteenth (15th) day of the month (or if such day is not a Business Day on the immediately following Business Day) following such date which is one month after the related due date.”
          To the extent the price required to be paid by the Originator for a repurchased Mortgage Loan is less than the Purchase Price as defined in the Indenture, the Seller shall pay the difference between that amount and the Purchase Price.
Miscellaneous
          8. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
          9. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Indenture Trustee.
          10. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Indenture Trustee and the Servicer acting on the Trust’s behalf). Any entity into which Assignor, Assignee or Originator may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Originator, respectively, hereunder. The Trust shall be an express third-party beneficiary hereunder.
          11. Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement (to the extent assigned hereunder) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreement, except with respect to the last sentence of Section 2 hereof.
          12. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.
          13. In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control and this Section 11 shall control in the event of any conflict with Section 10 hereof.

          14. The Assignor shall notify the Assignee of any disposition of the Retained Notes to an unaffiliated third party in advance of settlement of such disposition. If such disposition would require the delivery of an updated prospectus supplement (as determined by either the Assignor or the Assignee in its reasonable discretion) the Assignor shall provide to the Assignee all information about the disposition and the prospective transferees which the Assignee reasonably requests in advance of settlement of such disposition. The Assignor shall be responsible for all costs associated with the preparation and delivery of an updated prospectus supplement.
          If such disposition would require the delivery of an updated prospectus supplement as determined above, the Assignor and the Assignee shall reasonably cooperate with one another in connection with the preparation and use of any supplement to the Prospectus Supplement required by the Assignee or the Assignor in its reasonable discretion in order to correct any untrue statement of a material fact in the Prospectus Supplement, or to prevent any omission of a material fact necessary to make the statements in the Prospectus Supplement not misleading in light of the circumstances in which they are made in connection with the disposition of the Retained Notes.
          15. Capitalized terms used in this Agreement (including the exhibits hereto unless otherwise stated) but not defined in this Agreement shall have the meanings given to such terms in the Indenture.
[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

NIC WL II LLC

By:
Name: Ken Riis
Title: President

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:
Name:
Title:

FREMONT INVESTMENT & LOAN

By:
Name:
Title:

NATIONSTAR MORTGAGE LLC

By:
Name:
Title:

EXHIBIT A
Mortgage Loan Schedule
[Intentionally omitted]

EXHIBIT B
Representations and Warranties
     For purposes of this Exhibit the term “Servicing Transfer Date” therein shall mean the close of business on July 5, 2007. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Purchase Agreement.

Subsection 7.01.	Representations and Warranties Respecting the Seller
          (a) The Seller represents, warrants and covenants as of the date hereof (the “Reconstitution Date”) that:
          (i) The Seller is an industrial bank duly organized, validly existing and in good standing under the laws of California. The Seller has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Seller by any such state, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement. No licenses or approvals obtained by the Seller have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;
          (ii) The Seller has the full corporate power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;
          (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller’s organizational documents or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;
          (iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;
          (v) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement applicable to the Seller;
          (vi) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller or the Servicer was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by the Purchaser;
          (vii) There are no actions, proceedings or regulatory orders (including the Cease and Desist Order) against, or investigations of, the Seller before any court, administrative, regulatory body or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any Mortgage Loan;
          (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Reconstitution Date;
          (ix) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;
          (x) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;
          (xi) The transfer of the Mortgage Loans shall be treated as a sale on the books and records of Seller, and Seller has determined that, and will treat, the disposition of the Mortgage Loans pursuant to this Agreement for tax and accounting purposes as a sale;

          (xii) The consideration received by the Seller upon the sale of the Mortgage loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans;
          (xiii) Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Mortgage loan with any intent to hinder, delay or defraud any of its creditors;
          (xiv) The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;
          (xv) As of the Closing Date the Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;
          (xvi) The Mortgage Loans were not intentionally selected in a manner so as to affect adversely the interests of the Purchaser;
          (xvii) The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Designated Mortgage Loans for as long as such Mortgage Loans are registered with MERS; and
          (xviii) The Sale of the Mortgage Loans will not result in a Material Adverse Change with respect to the Seller.

Subsection 7.02	Representations and Warranties Regarding Individual Mortgage Loans.
          The Seller hereby represents and warrants as to each Mortgage Loan, as of the Reconstitution Date, except as otherwise provided herein:
          (i) The information set forth in the Mortgage Loan Schedule attached hereto as Exhibit A is complete, true and correct;
          (ii) The Mortgage Loan is in compliance with all requirements set forth in the related Confirmation, and the characteristics of the related Mortgage Loan Package as set forth in the related Confirmation are true and correct; provided, however, that in the event of any conflict between the terms of any Confirmation and this Agreement, the terms of the Agreement, subject to the exceptions disclosed on Exhibit B-1 with respect to the period commencing on the day following the sale of the related Mortgage Loan to the Initial Purchaser (the “Original Sale Date”) to and including the Servicing Transfer Date, shall control;

          (iii) Except as otherwise disclosed on Exhibit B-1 with respect to the period commencing on the day following the Original Sale Date to and including the Servicing Transfer Date, all payments required to be made up to the close of business on the Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made; neither the Seller nor the Servicer has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;
          (iv) As of the Servicing Transfer Date, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;
          (v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;
          (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, as of the Servicing Transfer Date, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. Each Prepayment Charge or penalty with respect to any Mortgage Loan is permissible, enforceable and collectible under applicable federal, state and local law;
          (vii) All buildings upon the Mortgaged Property are insured by a Qualified Insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies providing coverage in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) either (A) the outstanding principal balance of the Mortgage Loan with respect to each first lien Mortgage Loan or (B) with respect to each second lien Mortgage Loan, the sum of the outstanding principal balance of the related first lien mortgage loan and the outstanding principal balance of the second lien Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines; provided that, such amount shall not exceed the amount provided under applicable law. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;
          (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, predatory, abusive and fair lending laws, consumer credit protection, equal credit opportunity, fair housing or disclosure laws and orders from regulatory authorities applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans and applicable to any prepayment penalty associated with the Mortgage Loans at origination have been complied with in all material respects;
          (ix) The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;
          (x) The Mortgage (including any Negative Amortization which may arise thereunder) is a valid, existing and enforceable (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a first lien (as reflected on the Mortgage Loan Schedule), or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a second lien (as reflected on the Mortgage Loan Schedule), in either case, on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (c) with respect to each Mortgage Loan which is indicated by the Seller to be a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) a first lien on the Mortgaged Property; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest (in each case, as indicated on the Mortgage Loan Schedule) on the property described therein and the Seller has full right to sell and assign the same to the Purchaser;
          (xi) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;
          (xii) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person;
          (xiii) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;
          (xiv) The Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and on the Original Sale Date had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;
          (xv) All parties other than the Initial Purchaser, Nationstar or any of their assignees, which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located;
          (xvi) The Mortgage Loan is covered by an American Land Title Association (“ALTA”) lender’s title insurance policy or a comparable form in the States of California or Texas (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6. 1), issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a) and (b), and with respect to any second lien Mortgage Loan (c), above) the Seller or the Servicer, its successors and assigns as to the first or second priority lien (as indicated on the Mortgage Loan Schedule) of the Mortgage in the original principal amount of the Mortgage Loan (including, if the Mortgage Loan provides for Negative Amortization, the maximum amount of Negative Amortization in accordance with the Mortgage) and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment and Negative Amortization provisions of the Mortgage Note. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. As of the Servicing Transfer Date, no claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;
          (xvii) Other than payment delinquencies of less than one calendar month, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor the Servicer has waived any default, breach, violation or event of acceleration. With respect to each second lien Mortgage Loan (i) to the best of the Seller’s knowledge, as of the Servicing Transfer Date, the related first lien mortgage loan is in full force and effect, (ii) to the best of the Seller’s knowledge after inquiry based on Accepted Servicing Practices, other than payment delinquencies of less than one calendar month, there is no default, breach, violation or event of acceleration existing under such first lien mortgage or the related mortgage note, (iii) to the best of the Seller’s knowledge after inquiry based on Accepted Servicing Practices, as of the Servicing Transfer Date, there is no current event other than payment defaults of less than one month which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, (iv) either (A) the first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien mortgage, (v) the related first lien does not provide for or permit negative amortization under such first lien Mortgage Loan, and (vi) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;
          (xviii) There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;
          (xix) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;
          (xx) The Mortgage Loans were originated by the Seller or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;
          (xxi) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan which is not a Negative Amortization Loan, the Mortgage Note is payable on the day of each month specified in the related Mortgage Note in Monthly Payments, which, in the case of a Fixed Rate Mortgage Loans, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate. With respect to each Negative Amortization Mortgage Loan, the related Mortgage Note requires a Monthly Payment which is sufficient during the period following each Payment Adjustment Date, to fully amortize the outstanding principal balance as of the first day of such period (including any Negative Amortization) over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate; provided, that the Monthly Payment shall not increase to an amount that exceeds 107.5% of the amount of the Monthly Payment that was due immediately prior to the Payment Adjustment Date; provided, further, that the payment adjustment cap shall not be applicable with respect to the adjustment made to the Monthly Payment that occurs in a year in which the Mortgage Loan has been outstanding for a multiple of five (5) years and in any such year the Monthly Payment shall be adjusted to fully amortize the Mortgage Loan over the remaining term. With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an interest-only Mortgage Loan, the interest-only period shall not exceed ten (10) years (or such other period specified on the Mortgage Loan Schedule) and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan and to pay interest at the related Mortgage Interest Rate. With respect to each Balloon Mortgage Loan, the Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over a term greater than the original term thereof and to pay interest at the related Mortgage Interest Rate and requires a final Monthly Payment substantially greater than the preceding monthly payment which is sufficient to repay the remaining unpaid principal balance of the Balloon Mortgage Loan at the Due Date of such monthly payment. The Index for each Adjustable Rate Mortgage Loan is as set forth on the Mortgage Loan Schedule. No Mortgage Loan is a Convertible Mortgage Loan. No Balloon Mortgage Loan has an original stated maturity of less than seven (7) years;
          (xxii) The origination, servicing and collection practices used with respect to each Mortgage Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any, since origination and to and including the Servicing Transfer Date, have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Servicer and any predecessor servicer in accordance with the terms of the Mortgage Note and Accepted Servicing Practices up to the Servicing Transfer Date. With respect to escrow deposits and Escrow Payments, if any, and as of the Servicing Transfer Date, all such payments are in the possession of, or under the control of, the Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Servicer have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Servicer for any work on a Mortgaged Property which has not been completed; provided that up to the Servicing Transfer Date, certain Insurance Proceeds may be held by the Servicer in escrow pending the completion of repairs which are required to be made to a Mortgaged Property in connection with the payment of such Insurance Proceeds;
          (xxiii) To the best of the Seller’s knowledge, after inquiry based on Accepted Servicing Practices and subject to the exceptions in Exhibit B-1 with respect to the period commencing on the day following the sale of the related Mortgage Loan to the Initial Purchaser to and including the Servicing Transfer Date, the Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;
          (xxiv) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property is not subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. As of the Servicing Transfer Date, the Mortgagor has not notified the Servicer and the Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act or any similar state law;

          (xxv) The Mortgage Loan was underwritten in accordance with the published underwriting standards of Seller in effect at the time the Mortgage Loan was originated; and the Mortgage Note and Mortgage are on forms acceptable to prudent lenders in the secondary market;
          (xxvi) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;
          (xxvii) The Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of Fannie Mae and Freddie Mac, was on appraisal form 1004, form 1025 and form 1073 with an interior inspection and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Servicer, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;
          (xxviii) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;
          (xxix) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Servicer, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;
          (xxx) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans, and adjustable rate mortgage loans in the case of Adjustable Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;
          (xxxi) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property (other than a construction to permanent loan that has converted to a permanent loan in accordance with Fannie Mae guidelines; or (b) facilitating the trade-in or exchange of a Mortgaged Property;

          (xxxii) The Servicer has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;
          (xxxiii) No Mortgage Loan had an LTV or a CLTV at origination in excess of 100%. No Mortgage Loan is subject to a lender paid primary mortgage insurance policy;
          (xxxiv) To the best of the Seller’s knowledge, after inquiry based on Accepted Servicing Practices, the Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;
          (xxxv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;
          (xxxvi) The Assignment of Mortgage is in recordable form, except for the name of the assignee which is blank, and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;
          (xxxvii) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second (as indicated on the Mortgage Loan Schedule) lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any Negative Amortization;
          (xxxviii) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;
          (xxxix) The source of the down payment with respect to each Mortgage Loan has been fully verified by the Servicer;

          (xl) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;
          (xli) The Mortgaged Property is in compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller or the Servicer nor, to the Seller’s or the Servicer’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;
          (xlii) The Servicer shall, at its own expense, cause each Mortgage Loan to be covered by a Tax Service Contract which is assignable to the Purchaser or its designee; provided however, that if the Servicer fails to purchase such Tax Service Contract, the Servicer shall be required to reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the purchase of any such Tax Service Contract;
          (xliii) Each Mortgage Loan is covered by a Flood Zone Service Contract which is assignable to the Purchaser or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the Servicer agrees to purchase such Flood Zone Service Contract;
          (xliv) No Mortgage Loan (a) (1) is subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”), (2) that is secured by the borrower’s principal residence has an APR or total points and fees that exceed the thresholds set by HOEPA and its implementing regulations, including 12 CFR 226.32 (a)(1)(i) and (ii)) and such requirement applies to other second mortgage loans or (3) has an “annual percentage rate” or “total points and fees” payable by the borrower (as each such term is defined under HOEPA) that equal or exceed the applicable thresholds defined under HOEPA (Section 32 of Regulation Z, 12 C.F.R. Section 226.32(a)(1)(i) and (ii)), (b) is a “high cost” mortgage loan, “covered” mortgage loan (excluding home loans defined as “covered home loans” pursuant to clause (1) of the definition of that term in the New Jersey Home Ownership Security Act that were originated between November 26, 2003 and July 7, 2004), “high risk home” mortgage loan, or “predatory” mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, (c) is subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor’s LEVELS® Glossary which is now Version 6.0 Revised, Appendix E);
          (xlv) No predatory, abusive, or deceptive lending practices, including but not limited to, the extension of credit to a Mortgagor without regard for the Mortgagor’s ability to repay the Mortgage Loan and the extension of credit to a mortgagor which has no apparent benefit to the Mortgagor, were employed in connection with the origination of the Mortgage Loan;

          (xlvi) The debt-to-income ratio of the related Mortgagor was not greater than 60% at the origination of the related Mortgage Loan;
          (xlvii) No Mortgagor was required to purchase any credit insurance product (e.g., life, mortgage, disability, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, health insurance or property) or debt cancellation agreement in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;
          (xlviii) The Mortgage Loans were not selected from the outstanding one- to four-family mortgage loans in the Seller’s portfolio as to which the representations and warranties set forth in this Agreement could be made at the Reconstitution Date in a manner so as to affect adversely the interests of the Purchaser;
          (xlix) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;
          (l) The Mortgage Loan complies with all applicable consumer credit statutes and regulations, including, without limitation, the respective Uniform Consumer Credit Code laws in effect in Alabama, Colorado, Idaho, Indiana, Iowa, Kansas, Maine, Oklahoma, South Carolina, Utah, West Virginia and Wyoming, has been originated by a properly licensed entity, and in all other respects, complies with all of the material requirements of any such applicable laws;
          (li) The information set forth in the Mortgage Loan Schedule as to Prepayment Charges is complete, true and correct in all material respects and each Prepayment Charge is permissible, enforceable and collectable in accordance with its terms upon the Mortgagor’s full and voluntary principal payment under applicable law and each Prepayment Charge was originated in compliance with all applicable federal, state and local laws;
          (lii) Except as otherwise disclosed on Exhibit B-1 with respect to the period commencing on the day following the Original Sale Date to and including the Servicing Transfer Date, the Mortgage Loan was not prepaid in full prior to the Servicing Transfer Date and the Servicer has not received notification from a Mortgagor that a prepayment in full shall be made after the Servicing Transfer Date;
          (liii) No Mortgage Loan is secured by cooperative housing, commercial property or mixed use property;

          (liv) As of the Reconstitution Date, each Mortgage Loan is eligible for sale in the secondary market or for inclusion in a Securitization Transaction without unreasonable credit enhancement;
          (lv) Except as set forth on the related Mortgage Loan Schedule, none of the Mortgage Loans are subject to a Prepayment Charge. With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan’s origination, the Mortgagor agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan’s origination, the Mortgagor was offered the option of obtaining a Mortgage Loan that did not require the payment of such a premium; (iii) the Prepayment Charge was adequately disclosed to the Mortgagor in the loan documents pursuant to applicable state and federal law; (iv) the duration of the Prepayment Charge shall not exceed three (3) years from the date of the Mortgage Note; and (v) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such Prepayment Charge in any instance when the mortgage debt is accelerated as the result of the Mortgagor’s default in making the loan payments;
          (lvi) Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the Mortgaged Property, and maintains, and will maintain, sufficient information to identify and verify the identification of the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the “Executive Order”) or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the “OFAC Regulations”) or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a “specially designated national or blocked person” for purposes of the OFAC Regulations;
          (lvii) Reserved;
          (lviii) With respect to each Mortgage Loan, the Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Originator (three of the credit repositories), on a monthly basis and, for each Mortgage Loan, the Servicer will furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Originator (three of the credit repositories, on a monthly basis;

          (lix) All points and fees related to each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal laws and regulations. Except as set forth on the Mortgage Loan Schedule, no Mortgagor was charged Points and Fees (whether or not financed) in an amount that exceeds the greater of (1) 5% of the principal amount of the Mortgage Loan or (2) $1,000. Except as set forth on the Mortgage Loan Schedule, no Mortgagor of a mortgage loan that is secured by the Mortgagor’s principal residence was charged Points and Fees in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such loan, whichever is greater. “Points and Fees” (a) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party, and (b) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fees and charges, in total, do not exceed 0.25 percent of the loan amount. All points, fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal laws and regulations;
          (lx) As of the Servicing Transfer Date, the Servicer has transmitted full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;
          (lxi) With respect to any Mortgage Loan which is secured by manufactured housing, if such Mortgage Loans are permitted hereunder, such Mortgage Loan satisfies the requirements for inclusion in residential mortgage backed securities transactions rated by Standard & Poor’s Ratings Services and such manufactured housing will be the principal residence of the Mortgagor upon the origination of the Mortgage Loan. With respect to any Mortgage Loan which is secured by manufactured housing, upon the origination of such mortgage loan the manufactured housing unit either: (i) will be the principal residence of the Mortgagor or (ii) will be classified as real property under applicable state law;
          (lxii) No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.). Each Mortgage Loan secured by property located within the Cook County, Illinois anti-predatory lending Pilot Program area (i.e., ZIP Codes 60620, 60621, 60623, 60628, 60629, 60632, 60636, 60638, 60643 and 60652) complies with the recording requirements outlined in Illinois House

Bill 4050 and Senate Bill 304 effective September 1, 2006 for the period of time such Pilot Program was in effect;
          (lxiii) No Mortgage Loan is secured by real property or secured by a manufactured home located in the state of Georgia unless (x) such Mortgage Loan was originated prior to October 1, 2002 or after March 6, 2003, or (y) the property securing the Mortgage Loan is not, nor will be, occupied by the Mortgagor as the Mortgagor’s principal dwelling. No Mortgage Loan is a “High Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”). Each Mortgage Loan that is a “Home Loan” under the Georgia Act complies with all applicable provisions of the Georgia Act. No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003. No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;
          (lxiv) No Mortgage Loan is a “High-Cost” loan as defined under the New York Banking Law Section 6-1, effective as of April 1, 2003;
          (lxv) No Mortgage Loan (a) is secured by property located in the State of New York; (b) had an unpaid principal balance at origination of $300,000 or less, and (c) has an application date on or after April 1, 2003, the terms of which Mortgage Loan equal or exceed either the APR or the points and fees threshold for “high-cost home loans”, as defined in Section 6-1 of the New York State Banking Law;
          (lxvi) No Mortgage Loan is a “High Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 or 2003);
          (lxvii) No Mortgage Loan is a “High Cost Home Loan” as defined in the Kentucky high-cost loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);
          (lxviii) No Mortgage Loan secured by property located in the State of Nevada is a “home loan” as defined in the Nevada Assembly Bill No. 284;
          (lxix) No Mortgage Loan is a “manufactured housing loan” or “home improvement home loan” pursuant to the New Jersey Home Ownership Act. No Mortgage Loan is a “High-Cost Home Loan” or a refinanced “Covered Home Loan,” in each case, as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46;10B-22 et seq.);
          (lxx) No Mortgage Loan is a subsection 10 mortgage under the Oklahoma Home Ownership and Equity protection Act;

          (lxxi) No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);
          (lxxii) No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);
          (lxxiii) No Loan that is secured by property located within the State of Maine meets the definition of a (i) “high-rate, high-fee” mortgage loan under Article VIII, Title 9-A of the Maine Consumer Credit Code or (ii) “High-Cost Home Loan” as defined under the Maine House Bill 383 L.D. 494, effective as of September 13, 2003;
          (lxxiv) Reserved;
          (lxxv) No Mortgage Loan is a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C). No Mortgage Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term “borrower” is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House Bill 4880 (2004)) unless either (1) (a) the related Mortgage Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Mortgage Loans) did or would not exceed by more than 2.25% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Mortgage Loan is an “open-end home loan” (as such term is used in the Massachusetts House Bill 4880 (2004)) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the Prime rate index as published in The Wall Street Journal plus a margin of one percent, or (2) such Mortgage Loan is in the “borrower’s interest,” as documented by a “borrower’s interest worksheet” for the particular Mortgage Loan, which worksheet incorporates the factors set forth in Massachusetts House Bill 4880 (2004) and the regulations promulgated thereunder for determining “borrower’s interest,” and otherwise complies in all material respects with the laws of the Commonwealth of Massachusetts;
          (lxxvi) No Loan is a “High Cost Home Loan” as defined by the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. §§ 24-9-1 et seq.);
          (lxxvii) The Mortgagee has not made or caused to be made any payment in the nature of an “average” or “yield spread premium” to a mortgage broker or a like Person which has not been fully disclosed to the Mortgagor;
          (lxxviii) The sale or transfer of the Mortgage Loan by the Seller complies with all applicable federal, state, and local laws, rules, and regulations governing such sale or transfer,

including, without limitation, the Fair and Accurate Credit Transactions Act (“FACT Act”) and the Fair Credit Reporting Act, each as may be amended from time to time, and the Seller has not received any actual or constructive notice of any identity theft, fraud, or other misrepresentation in connection with such Mortgage Loan or any party thereto;
          (lxxix) With respect to each MERS Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded, or has been delivered for recording to the applicable recording office;
          (lxxx) With respect to each MERS Loan, Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;
          (lxxxi) With respect to each second lien Mortgage Loan, either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;
          (lxxxii) No Mortgage Loan contains any obligation, conditional or otherwise, requiring the owner of such Mortgage Loan to offer a new loan to the related Mortgagor to refinance the principal balance of the Mortgage Loan, or any portion thereof, or to extend the maturity date thereof;
          (lxxxiii) Each Mortgage Loan contains a customary “due on sale” clause;
          (lxxxiv) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan;
          (lxxxv) If the Mortgage Loan provides that the interest rate on the principal balance of the related Mortgage Loan may be adjusted, all of the terms of the related Mortgage pertaining to interest rate adjustments and adjustments of the outstanding principal balance have been made in accordance with the terms of the related Mortgage Noted and applicable law and are enforceable and such adjustments will not affect the priority of the Mortgage lie;
          (lxxxvi) Each Mortgage Loan constitutes a “qualified mortgage” under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1);
          (lxxxvii) No Mortgage Loan is currently delinquent and has not been more than 30 days delinquent within twelve (12) months of the related Cut-off Date under the Office of Thrift Supervision delinquency methodology;
          (lxxxviii) Reserved;
          (lxxxix) With respect to each Mortgage Loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;
          (xc) With respect to any subordinate lien Mortgage Loan and except as set forth on the Mortgage Loan Schedule, such lien is on a one- to four-family residence that is (or will be) the principal residence of the Mortgagor; (i) no subordinate lien mortgage loan has an original principal balance that exceeds one-half of the one-unit limitation for first lien mortgage loans, i.e. $208,500 (in Alaska, Guam, Hawaii, Virgin Islands: $312,750), without regard to the number of units; and (ii) the original principal balance of the first lien mortgage loan plus the original principal balance of the any subordinate lien mortgage loans relating to the same mortgaged property does not exceed the applicable Freddie Mac loan limit for first lien mortgage loans for that property type;
          (xci) Except as set forth on the Mortgage Loan Schedule, no first lien mortgage loan has an original principal balance that exceeds the applicable Freddie Mac loan limit;
          (xcii) Except as set forth on the Mortgage Loan Schedule, no mortgage loan is “seasoned” (a seasoned mortgage loan is one where the date of the mortgage note is more than 1 year before the date of issuance of the related security);
          (xciii) No Mortgage Loan that was originated on or after October 31, 2004, is subject to mandatory arbitration except when the terms of the arbitration also contain a waiver provision that provides that in the event of a sale or transfer of the Mortgage Loan or interest in the Mortgage Loan to Fannie Mae, the terms of the arbitration are null and void and cannot be reinstated. The seller hereby covenants that the seller or servicer of the Mortgage Loan, as applicable, will notify the borrower in writing within 60 days of the sale or transfer of the Mortgage Loan to Fannie Mae that the terms of the arbitration are null and void;
          (xciv) No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator. If, at the time of loan application, the borrower may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan’s originator, the Mortgage Loan’s originator referred the borrower’s application to such affiliate for underwriting consideration;
          (xcv) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan.

EXHIBIT B-1

			Next
Loan Number	ARM	Note Date	Maturity	Loan Balance	Status
3000718007	Y	07/01/07	12/1/2056	$133,143.75	Delinquent Taxes
3000771571	Y	07/01/07	12/1/2036	$163,893.96	Delinquent Insurance
3001178994	N	07/01/07	2/1/2037	$343,824.92	Delinquent Insurance
3001219265	N	07/01/07	3/1/2037	$464,314.26	Delinquent Taxes
3001104347	Y	07/01/07	2/1/2057	$373,888.11	Delinquent Taxes
3001068673	N	08/01/07	2/1/2037	$447,923.90	Risk Management Litigation, Risk
3001069845	Y	07/01/07	2/1/2037	$108,892.96	Management
3000984384	Y	07/01/07	1/1/2057	$197,330.18	Sailors and Soldiers
3000984578	N	07/01/07	1/1/2037	$49,116.44	Sailors and Soldiers
3000724232	Y	07/01/07	12/1/2036	$294,012.86	Delinquent Insurance
3001054531	Y	07/01/07	2/1/2037	$179,380.89	Delinquent Taxes
3001116808	Y	07/01/07	2/1/2037	$63,793.74	Delinquent Taxes
3001185185	N	07/01/07	3/1/2037	$135,797.73	Delinquent Taxes
3001219540	Y	07/01/07	3/1/2037	$230,614.65	Bankruptcy
3001175263	Y	08/01/07	2/1/2037	$527,222.37	Sailors and Soldiers
3001023613	Y	08527	7/1/2007	$57,346.00	Delinquent Insurance
3000827269	Y	33023	7/1/2007	$57,346.00	Delinquent Insurance
3000818097	Y	46552	8/1/2007	$53,693.00	Delinquent Taxes
3000979720	Y	46342	7/1/2007	$50,041.00	Delinquent Taxes
3001075821	Y	46320	8/1/2007	$50,072.00	Delinquent Taxes

EXHIBIT C
Nationstar hereby represents and warrants as to each Mortgage Loan and as of the date hereof:
(i)	Except as otherwise disclosed on the Mortgage Loan Schedule, all payments required to be made between the Servicing Transfer Date and the date hereof for such Mortgage Loan under the terms of the Mortgage Note have been made; Nationstar has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;

(ii)	During the period commencing on the Servicing Transfer Date to and including the date hereof, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

(iii)	During the period commencing on the Servicing Transfer Date to and including the date hereof, no claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Originator, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(iv)	With respect to each second lien Mortgage Loan (i) during the period commencing on the Servicing Transfer Date to and including the date hereof, the related first lien mortgage loan is in full force and effect, (ii) during the period commencing the day after the Servicing Transfer Date to and including the date hereof, there is no current event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder;

(v)	The origination, servicing and collection practices used with respect to each Mortgage Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any, during the period commencing on the Servicing Transfer Date to and including the date hereof,, have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by Nationstar in accordance with the terms of the Mortgage Note and Accepted Servicing Practices. With respect to escrow deposits and Escrow Payments, if any, during the period commencing the day after the Servicing Transfer Date to and including the date hereof, all such payments are in the possession of, or under the control of, Nationstar and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due Nationstar have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by Nationstar for any work on a Mortgaged Property which has not been completed; provided that, certain Insurance Proceeds may be held by Nationstar in escrow pending the completion of repairs which are required to be made to a Mortgaged Property in connection with the payment of such Insurance Proceeds;

(vi)	During the period commencing on the Servicing Transfer Date to and including the date hereof, the Mortgagor has not notified Nationstar and Nationstar has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act or any similar state law;

(vii)	The Mortgage Loan was not prepaid in full prior during the period commencing on the Servicing Transfer Date to and including the date hereof, and Nationstar has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date;

(viii)	As of the Closing Date, Nationstar will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off; and

(ix)	To the best of the Nationstar’s knowledge, after inquiry based on Accepted Servicing Practices and with respect to the period commencing on the Servicing Transfer Date to and including the date hereof, the Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

EXHIBIT D
Assignor hereby represents and warrants as of the date hereof:
(a) Each Mortgage Loan and the prepayment penalty associated with such Mortgage Loan, if any, at the time of origination complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;
(b) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 6.0, Appendix E);
(c) No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act

EXHIBIT B
MORTGAGE LOAN SCHEDULE
[Intentionally omitted]

EXHIBIT C
FORM OF REQUEST FOR RELEASE
Wells Fargo Bank, N.A.
24 Executive Park, Suite 100
Irvine, California 92614
Attn: Mortgage Document Custody

Re:	Sale and Servicing Agreement, dated as of July 12, 2007, among Bear Stearns Asset Backed Securities I LLC, Newcastle Mortgage Securities Trust 2007-1, Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York
             In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Sale and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.
Mortgage Loan Number:
Mortgagor Name, Address & Zip Code:
Reason for Requesting Documents (check one):

____	1.	Mortgage Paid in Full

____	2.	Foreclosure

____	3.	Substitution

____	4.	Other Liquidation

____	5.	Nonliquidation Reason: ______________________

By:

(authorized signer)

[Servicer] [Master Servicer]:

Address:

Date:
Custodian
Wells Fargo Bank, N.A.
Please acknowledge the execution of the above request by your signature and date below:

Signature	Date

Documents returned to Custodian:

Custodian	Date

EXHIBIT D-1
FORM OF CUSTODIAN’S INITIAL CERTIFICATION
[Date]
Newcastle Mortgage Securities Trust 2007-1
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19990-0001
Attention: Corporate Trust Administration
The Bank of New York,
101 Barclay Street, Floor 4W
New York, New York 10286
Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York, 10179
Attention: General Counsel
Nationstar Mortgage LLC
350 Highland Drive
Lewisville, Texas 75067

Re:	Sale and Servicing Agreement, dated as of July 12, 2007, among Bear Stearns Asset Backed Securities I LLC, Newcastle Mortgage Securities Trust 2007-1, Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York
Ladies and Gentlemen:
      In accordance with Section 2.01(i)-(vi) of the Sale and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the Exception Report annexed hereto as not being covered by such certification) (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(vi) of the Sale and Servicing Agreement) required to be delivered to it pursuant to the Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii), (x), (xi), (xii), (xviii) and (xxv) (but only as to Gross Margin and Maximum Mortgage Rate) of the definition of “Mortgage Loan Schedule” accurately reflects information set forth in the Mortgage File.
      The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (vi) of Section 2.01 of the Sale and Servicing Agreement.
      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

WELLS FARGO BANK, N.A., as Custodian
By:
Name:
Title:

EXHIBIT D-2
FORM OF CUSTODIAN’S FINAL CERTIFICATION
[Date]
Newcastle Mortgage Securities Trust 2007-1
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19990-0001
Attention: Corporate Trust Administration
The Bank of New York,
101 Barclay Street, Floor 4W
New York, New York 10286
Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York, 10179
Attention: General Counsel
Nationstar Mortgage LLC
350 Highland Drive
Lewisville, Texas 75067

Re:	Sale and Servicing Agreement, dated as of July 12, 2007, among Bear Stearns Asset Backed Securities I LLC, Newcastle Mortgage Securities Trust 2007-1, Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York
Ladies and Gentlemen:
      In accordance with Section 2.01(i)-(vi) of the Sale and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the Exception Report annexed hereto as not being covered by such certification) (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(vi) of the Sale and Servicing Agreement) required to be delivered to it pursuant to the Sale and Servicing Agreement are in its possession.
      The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be regular on its face and relates to such Mortgage Loan and, based on an examination of such documents, the information set forth in (i) of the definition of Mortgage Loan Schedule accurately reflects information in the Mortgage File.
      We have made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Sale and Servicing Agreement. We make no representations as to (i) the validity, legality, sufficiency, recordability, enforceability or genuineness of any of the documents contained in the Mortgage File pertaining to the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Mortgage File includes any of the documents specified in clause (vi) of Section 2.01 of the Sale and Servicing Agreement.
      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Agreements. This Certificate is qualified in all respects by the terms of said Agreements.

[CUSTODIAN]
By:
Name:
Title:

EXHIBIT E
FORM OF LOST NOTE AFFIDAVIT
     Personally appeared before me the undersigned authority to administer oaths, _____________________ who first being duly sworn deposes and says: Deponent is ___________________________ of ____________________________, successor by merger to _________________________ (“Seller”) and who has personal knowledge of the facts set out in this affidavit.
     On _______________________, ____________________________ did execute and deliver a promissory note in the principal amount of $___________________.
     That said note has been misplaced or lost through causes unknown and is presently lost and unavailable after diligent search has been made. Seller’s records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and Seller is still owner and holder in due course of said lost note.
     Seller executes this Affidavit for the purpose of inducing The Bank of New York, as indenture trustee on behalf of Newcastle Mortgage Securities Trust 2007-1, Asset-Backed Notes, Series 2007-1, to accept the transfer of the above described loan from Seller.
     Seller agrees to indemnify The Bank of New York harmless for any losses incurred by such parties resulting from the above described promissory note has been lost or misplaced.

By:

STATE OF	)
	)	SS:
COUNTY OF	)
     On this ______ day of ______________, 20_, before me, a Notary Public, in and for said County and State, appeared , who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.
     Witness my hand and Notarial Seal this _________ day of 20_.
_________________________________
_________________________________
My commission expires __________________________

EXHIBIT F
FORM OF POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that The Bank of New York, a national banking association, having a place of business at ________________, as Indenture Trustee (and in no personal or other representative capacity), under the Sale and Servicing Agreement, dated July __, 2007, among Bear Stearns Asset Backed Securities I LLC, Newcastle Mortgage Securities Trust 2007-1, Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York, as Indenture Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”; capitalized terms not defined herein have the definitions assigned to such terms in the Agreement), relating to Newcastle Mortgage Securities 2007-1, hereby appoints ______________________, in its capacity as the Servicer under the Agreement as the Indenture Trustee’s true and lawful Special Attorney-in-Fact, in the Indenture Trustee’s name, place and stead and for the Indenture Trustee’s benefit, but only in its capacity as Indenture Trustee aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time owned (beneficially or in title, whether the Indenture Trustee is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Indenture Trustee (directly or through custodians or nominees), or in respect of which the Indenture Trustee has a security interest or other lien, all as provided under the Agreement and only to the extent the Indenture Trustee has an interest therein under the Agreement, and in respect of which the Servicer is acting as servicer pursuant to the Agreement (collectively the “Mortgage Documents”).
     This appointment shall apply to the following enumerated transactions under the Agreement only:
     1. The modification or re-recording of any Mortgage Document for the purpose of correcting it to conform to the original intent of the parties thereto or to correct title errors discovered after title insurance was issued and where such modification or re-recording does not adversely affect the lien under the Mortgage Document as insured.
     2. The subordination of the lien under a Mortgage Document to an easement in favor of a public utility company or a state or federal agency or unit with powers of eminent domain including, without limitation, the execution of partial satisfactions/releases, partial reconveyances and the execution of requests to trustees to accomplish same.
     3. The conveyance of the properties subject to a Mortgage Document to the applicable mortgage insurer, or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.
     4. The completion of loan assumption and modification agreements in respect of Mortgage Documents.
     5. The full or partial satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related note.
     6. The assignment of any Mortgage Document, in connection with the repurchase of the mortgage loan secured and evidenced thereby.
     7. The full assignment of a Mortgage Document upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related note.

     8. With respect to a Mortgage Document, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:
     a. the substitution of indenture trustee(s) serving under a deed of trust, in accordance with state law and the deed of trust;
     b. the preparation and issuance of statements of breach or non-performance;
     c. the preparation and filing of notices of default and/or notices of sale;
     d. the cancellation/rescission of notices of default and/or notices of sale;
     e. the taking of a deed in lieu of foreclosure; and
     f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage Document or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.
     9. Demand, sue for, recover, collection and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by the Indenture Trustee under the Mortgage Documents, and to use or take any lawful means for recovery thereof by legal process or otherwise.
     10. Endorse on behalf of the Indenture Trustee all checks, drafts and/or negotiable instruments made payable to the Indenture Trustee in respect of the Mortgage Documents.
     The Indenture Trustee gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to servicers in the Agreement, and hereby does ratify and confirm to what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.
     This Power of Attorney is effective for one (1) year from the date hereof or the earlier of (i) revocation by the Indenture Trustee, (ii) the Attorney shall no longer be retained on behalf of the Indenture Trustee or an affiliate of the Indenture Trustee; or (iii) the expiration of one year from the date of execution.
     The authority granted to the attorney-in-fact by the Power of Attorney is not transferable to any other party or entity.
     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law principles.
     IN WITNESS WHEREOF, the Indenture Trustee has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this ______ day of _________, 200__.

THE BANK OF NEW YORK, as Indenture Trustee
By:
Name:
Title:

WITNESS:
By:
Name:
Title:

WITNESS:
By:
Name:
Title:

STATE OF NEW YORK
ss:
COUNTY OF NEW YORK
     On _______________, 2007, before me, the undersigned, a Notary Public in and for said state, personally appeared _______________________, personally known to me to be the person whose name is subscribed to the within instrument and to be a duly authorized and acting Senior Vice President of The Bank of New York and such person acknowledged to me that such person executed the within instrument in such person’s authorized capacity as a Senior Vice President of The Bank of New York, and that by such signature on the within instrument the entity upon behalf of which such person acted executed the instrument.
     WITNESS my hand and official seal.

      Notary Public

EXHIBIT G-1
FORM OF CERTIFICATION TO BE PROVIDED BY THE SERVICER TO THE MASTER SERVICER
Certification

Re:	Newcastle Mortgage Securities Trust 2007-1 (the “Trust” or the “Issuing Entity”) Asset-Backed Notes, Series 2007-1
       I, [identify the certifying individual], certify, that:
          (i) 1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Depositor and the Master Servicer pursuant to the Agreement (collectively, the “Company Servicing Information”);
          (ii) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;
          (iii) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor and the Master Servicer;
          (iv) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and
          (v) The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the Depositor and the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Depositor and the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.
Date: ___________________

NATIONSTAR MORTGAGE LLC
By:
Name:
Title:
Date:

EXHIBIT G-2
FORM CERTIFICATION TO BE PROVIDED BY THE MASTER SERVICER
WITH FORM 10-K
Newcastle Mortgage Securities Trust 2007-1 (the “Trust” or the “Issuing Entity”)
Asset-Backed Notes, Series 2007-1
     I, [identify the certifying individual], certify that:
     1. I have reviewed this annual report on Form 10-K, and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K [identify issuing entity] (i.e., the name of the specific deal to which this certification relates rather than just the name of the Depositor)] (the “Exchange Act periodic reports”);
     2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
     3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;
     4. I am responsible for reviewing the activities performed by the servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer has fulfilled its obligations under the servicing agreement in all material respects; and
     5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.
     In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: Nationstar Mortgage, LLC.

WELLS FARGO BANK, N.A.
By:
Name:
Title:
Date:

EXHIBIT H
SERVICING CRITERIA TO BE ADDRESSED
IN ASSESSMENT OF COMPLIANCE
Definitions
Primary Servicer — transaction party having borrower contact
Master Servicer — aggregator of pool assets
Securities Administrator — waterfall calculator (may be the Master Servicer, or may be the Servicer)
Custodian — safe keeper of pool assets
Paying Agent — distributor of funds to ultimate investor
Indenture Trustee — fiduciary of the transaction
Note: The definitions above describe the essential function that the party performs, rather than the party’s title.
Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key:	X -	obligation
	XX -	only needs to be provided if transaction documents Require custodial accounts to be maintained at a federally insured depository institution
	XXX -	will be provided by entity acting as custodian
	[X] -	under consideration for obligation

Master Servicer/
Securities
Reg AB Reference	Servicing Criteria	Primary Servicer	Administrator	Indenture Trustee	Custodian
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or paymnets, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X

Master Servicer/
Securities
Reg AB Reference	Servicing Criteria	Primary Servicer	Administrator	Indenture Trustee	Custodian
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X	X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the indenture trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.	X	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X			X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X			X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	X

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X

Master Servicer/
Securities
Reg AB Reference	Servicing Criteria	Primary Servicer	Administrator	Indenture Trustee	Custodian
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.		X

EXHIBIT I
FORM 10-D, FORM 8-K AND FORM 10-K
REPORTING RESPONSIBILITY
As to each item described below, the entity indicated as the Responsible Entity shall be primarily responsible for reporting the information to the Securities Administrator pursuant to Section 4.02(b). If the Securities Administrator is indicated below as to any item, then the Securities Administrator is primarily responsible for obtaining that information.
Under Item 1 of Form 10-D: a) items marked “7.05 statement” are satisfied by the provision of the periodic Payment Date statement under Section 7.05 of the Indenture, provided by the Securities Administrator based on information received from the Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the 7.05 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.

Form	Item	Description	Responsible Entity
10-D	Must be filed within 15 days of the Payment Date.

	1	Distribution and Pool Performance Information

Item 1121(a) - Distribution and Pool Performance Information

		(1) Any applicable record dates, accrual dates, determination dates for calculating payments and actual payment dates for the payment period.	7.05 statement

		(2) Cash flows received and the sources thereof for payments, fees and expenses.	7.05 statement

		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:	7.05 statement

		(i)Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.	7.05 statement

     (ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.
7.05 statement

		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.	7.05 statement

		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.	7.05 statement

		(4) Beginning and ending principal balances of the asset-backed securities.	7.05 statement

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.
7.05 statement

		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.	7.05 statement

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.
7.05 statement

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average life, weighted average remaining term, pool factors and prepayment amounts.
7.05 statement Updated Pool composition information fields to be as specified by Servicer from time to time

Form	Item	Description	Responsible Entity
		(9) Delinquency and loss information for the period.	7.05 statement.

		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets.	Form 10-D report: Servicer

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.
7.05 statement

		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	Form 10-D report; Servicer

		(12) Material breaches of pool asset representations or warranties or transaction covenants.	Form 10-Dreport: Servicer, Master Servicer

		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.	7.05 statement

(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,
[information regarding] any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.
Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.
Form 10-D report: Sponsor Form 10-D report: Seller Form 10-D report: Seller

		Item 1121(b) — Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).	N/A

2	Legal Proceedings

Item 1117 — Legal proceedings pending against the following entities, or their respective property, that is material to Noteholders, including proceedings known to be contemplated by governmental authorities:
Seller
	Depositor	Seller
	Indenture Trustee	Depositor
	Issuing entity	Indenture Trustee
	Master Servicer	Sponsor
	Securities Administrator	Master Servicer
	Servicer	Securities Administrator
	Originator	Servicer
	Custodian	Originator
Custodian

3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

	With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.	Depositor, Sponsor, Issuing Entity, as applicable

4	Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

	Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)	Securities Administrator

Form	Item	Description	Responsible Entity
	5	Submission of Matters to a Vote of Security Holders

		Information from Item 4 of Part II of Form 10-Q	Securities Administrator Indenture Trustee

	6	Significant Obligors of Pool Assets

		Item 1112(b) — Significant Obligor Financial Information	N/A

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

	7	Significant Enhancement Provider Information

		Item 1114(b)(2) — Credit Enhancement Provider Financial Information* Determining applicable disclosure threshold Obtaining required financial information or effecting incorporation by reference	N/A N/A

Item 1115(b) — Derivative Counterparty Financial Information*
		Determining current maximum probable exposure Determining current significance percentage Obtaining required financial information or effecting incorporation by reference	Depositor Securities Administrator Depositor

*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

	8	Other Information

		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Entity for the applicable Form 8-K item as indicated below

	9	Exhibits

		Distribution report	Securities Administrator

		Exhibits required by Item 601 of Regulation S-K, such as material agreements	All parties that are a party to such exhibit and if none, Sponsor

8-K	Must be filed within four business days of an event reportable on Form 8-K.

	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.
Examples: Sale and Servicing Agreement, custodial agreement.
		Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus	All parties

	1.02	Termination of a Material Definitive Agreement	All parties

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.
		Examples: Sale and Servicing Agreement, custodial agreement.	All parties

	1.03	Bankruptcy or Receivership

		Disclosure is required regarding the bankruptcy or receivership, if known to the Depositor or Servicer, with respect to any of the following: Sponsor (Seller), Depositor, Servicer, Master Servicer, Securities Administrator, Indenture Trustee, Swap Provider, Cap Provider, Custodian	Sponsor (Seller), Depositor, Servicer, Master Servicer, Securities Administrator, Indenture Trustee, Custodian

Form	Item	Description	Responsible Entity
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.
		Disclosure will be made of events other than waterfall triggers which are disclosed in the 7.05 statement	Master Servicer Securities Administrator

	3.03	Material Modification to Rights of Security Holders

		Disclosure is required of any material modification to documents defining the rights of Noteholders, including the Pooling and Sale and Servicing Agreement	Party requesting material modification

	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

		Disclosure is required of any amendment “to the governing documents of the issuing entity”	Sponsor

	5.06	Change in Shell Company Status

		[Not applicable to ABS Issuing Entitys]	N/A

	6.01	ABS Informational and Computational Material

		[Not included in reports to be filed under Section 4.07]	N/A

	6.02	Change of Master Servicer, Servicer, Securities Administrator or Indenture Trustee

		Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or indenture trustee (in the case of the Indenture Trustee, only with respect to itself). Reg AB disclosure about any new servicer or indenture trustee is also required.	Indenture Trustee, Securities Administrator, Servicer or Master Servicer

	6.03	Change in Credit Enhancement or Other External Support

		Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives. Reg AB disclosure about any new enhancement provider is also required.	Depositor/Securities Administrator/Indenture Trustee

	6.04	Failure to Make a Required Payment	Securities Administrator

	6.05	Securities Act Updating Disclosure

		If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.	Sponsor

		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Sponsor

Form	Item	Description	Responsible Entity
	7.01	Regulation FD Disclosure	All parties

	8.01	Other Events

		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.	Depositor, Sponsor

	9.01	Financial Statements and Exhibits	The Responsible Entity applicable to reportable event

10-K	Must be filed within 90 days of the fiscal year end for the registrant.

	9B	Other Information

		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Entity for the applicable Form 8-K item as indicated above

	15	Exhibits and Financial Statement Schedules

		Item 1112(b) — Significant Obligor Financial Information	N/A

		Item 1114(b)(2) — Credit Enhancement Provider Financial Information Determining applicable disclosure threshold Obtaining required financial information or effecting incorporation by reference	N/A N/A

Item 1115(b) — Derivative Counterparty Financial Information
		Determining current maximum probable exposure Determining current significance percentage Obtaining required financial information or effecting incorporation by reference	Securities Administrator Securities Administrator Depositor

Item 1117 — Legal proceedings pending against the following entities, or their respective property, that is material to Noteholders, including proceedings known to be contemplated by governmental authorities:
		Seller Depositor Indenture Trustee Issuing entity Master Servicer Securities Administrator Servicer Originator Custodian	Seller Depositor Indenture Trustee Sponsor Master Servicer Securities Administrator Servicer Originator Custodian

Item 1119 — Affiliations and relationships between the following entities, or their respective affiliates, that are material to Noteholders:
		Seller Depositor Indenture Trustee Issuing entity Master Servicer Securities Administrator Servicer Originator Custodian Credit Enhancer/Support Provider, if any Significant Obligor, if any	Seller Depositor Indenture Trustee Issuing entity Master Servicer Securities Administrator Servicer Originator Custodian Depositor Sponsor

		Item 1122 — Assessment of Compliance with Servicing Criteria	Each Party participating in the servicing function

		Item 1123 — Servicer Compliance Statement	Servicer, Master Servicer

EXHIBIT J
STANDARD FILE LAYOUT-SCHEDULED/SCHEDULED
Standard Loan Level File Layout — Master Servicing
Exhibit 1: Layout

				Max
Column Name	Description	Decimal	Format Comment	Size
Each file requires the following fields:

SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20

LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10

SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10

SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11

NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6

NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6

SERV_FEE_RATE	The servicer’s fee rate for a loan as reported by the Servicer.	4	Max length of 6	6

SERV_FEE_AMT	The servicer’s fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6

ARM_INDEX_RATE	The index the Servicer is using to calculate a forec asted rate.	4	Max length of 6	6

ACTL_BEG_PRIN_BAL	The borrower’s actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11

ACTL_END_PRIN_BAL	The borrower’s actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11

BORR_NEXT_ PAY_DUE_DATE	The date at the end of processing cycle that the borrower’s next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10

SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Exhibit 1: Continued          Standard Loan Level File Layout

Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

PIF_AMT	The loan “paid in full” amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10

			Action Code Key:

ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.	2	15=Bankruptcy, 30=Foreclosure, 60=PIF, 63=Substitution, 65=Repurchase, 70=REO

INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

SOLDIER_SAILOR_ ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11

LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11

Plus the following applicable fields:

SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11

SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11

SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle — only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11

SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer — only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11

ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle — only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11

ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer — only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11

PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11
Exhibit 1: Continued          Standard Loan Level File Layout

Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10

MOD_TYPE	The Modification Type.		Varchar — value can be alpha or numeric	30

DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

EXHIBIT K
STANDARD FILE LAYOUT—DELINQUENCY REPORTING

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR	A unique identifier assigned to each loan by the originator.

CLIENT_NBR	Servicer Client Number

SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME	First Name of the Borrower.

BORROWER_LAST_NAME	Last name of the borrower.

PROP_ADDRESS	Street Name and Number of Property

PROP_STATE	The state where the property located.

PROP_ZIP	Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE	The date that the borrower’s next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY

LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.

POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY

BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY

LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY

LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY

FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY

ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY

FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY

FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY

FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY

FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)

EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY

EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY

Column/Header Name	Description	Decimal	Format Comment
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)

LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY

OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)

OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY

OCCUPANT_CODE	Classification of how the property is occupied.

PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY

APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY

CURR_PROP_VAL	The current “as is” value of the property based on brokers price opinion or appraisal.	2

REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker’s price opinion or appraisal.	2

If applicable:

DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan

DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY

MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY

MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY

POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)

POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY

POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)

VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY

VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY

VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes — Delinquency Reporting
The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

o	ASUM —	Approved Assumption
o	BAP —	Borrower Assistance Program
o	CO —	Charge Off
o	DIL —	Deed-in-Lieu
o	FFA —	Formal Forbearance Agreement
o	MOD —	Loan Modification
o	PRE —	Pre-Sale
o	SS —	Short Sale
o	MISC —	Anything else approved by the PMI or Pool Insurer
NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file. The Occupant Code field should show the current status of the property code as follows:

o	Mortgagor
o	Tenant
o	Unknown
o	Vacant
The Property Condition field should show the last reported condition of the property as follows:

o	Damaged
o	Excellent
o	Fair
o	Gone
o	Good
o	Poor
o	Special Hazard
o	Unknown
Exhibit 2: Standard File Codes — Delinquency Reporting, Continued The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor

002	FNMA-Illness of principal mortgagor

003	FNMA-Illness of mortgagor’s family member

004	FNMA-Death of mortgagor’s family member

005	FNMA-Marital difficulties

006	FNMA-Curtailment of income

007	FNMA-Excessive Obligation

008	FNMA-Abandonment of property

009	FNMA-Distant employee transfer

011	FNMA-Property problem

012	FNMA-Inability to sell property

013	FNMA-Inability to rent property

014	FNMA-Military Service

015	FNMA-Other

016	FNMA-Unemployment

017	FNMA-Business failure

019	FNMA-Casualty loss

022	FNMA-Energy environment costs

023	FNMA-Servicing problems

026	FNMA-Payment adjustment

027	FNMA-Payment dispute

029	FNMA-Transfer of ownership pending

030	FNMA-Fraud

031	FNMA-Unable to contact borrower

INC	FNMA-Incarceration

Exhibit 2: Standard File Codes — Delinquency Reporting, Continued
The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance

17	Pre-foreclosure Sale Closing Plan Accepted

24	Government Seizure

26	Refinance

27	Assumption

28	Modification

29	Charge-Off

30	Third Party Sale

31	Probate

32	Military Indulgence

43	Foreclosure Started

44	Deed-in-Lieu Started

49	Assignment Completed

61	Second Lien Considerations

62	Veteran’s Affairs-No Bid

63	Veteran’s Affairs-Refund

64	Veteran’s Affairs-Buydown

65	Chapter 7 Bankruptcy

66	Chapter 11 Bankruptcy

67	Chapter 13 Bankruptcy

EXHIBIT L
CALCULATION OF REALIZED LOSS/GAIN FORM 332
     WELLS FARGO BANK, N.A. — Calculation of Realized Loss/Gain Form 332

Prepared by:		Date:

Phone:	Email Address:

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No.
Borrower’s Name:
Property Address:

Liquidation Type:	REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown	Yes	No
If “Yes”, provide deficiency or cramdown amount

Liquidation and Acquisition Expenses:
(1) Actual Unpaid Principal Balance of Mortgage Loan	$(1)
(2) Interest accrued at Net Rate	(2)
(3) Accrued Servicing Fees	(3)
(4) Attorney’s Fees	(4)
(5) Taxes (see page 2)	(5)
(6) Property Maintenance	(6)
(7) MI/Hazard Insurance Premiums (see page 2)	(7)
(8) Utility Expenses	(8)
(9) Appraisal/BPO	(9)
(10) Property Inspections	(10)
(11) FC Costs/Other Legal Expenses	(11)
(12) Other (itemize)	(12)
Cash for Keys	(12)
HOA/Condo Fees	(12)
(12)

Total Expenses	$(13)

Credits:
(14) Escrow Balance	$(14)
(15) HIP Refund	(15)
(16) Rental Receipts	(16)
(17) Hazard Loss Proceeds	(17)
(18) Primary Mortgage Insurance / Gov’t Insurance	(18a)
HUD Part A
(18b)
HUD Part B
(19) Pool Insurance Proceeds	(19)
(20) Proceeds from Sale of Acquired Property	(20)
(21) Other (itemize)	(21)
(21)

Total Credits	$(22)

Total Realized Loss (or Amount of Gain)	$(23)
Escrow Disbursement Detail

Type		Period of
(Tax /Ins.)	Date Paid	Coverage	Total Paid	Base Amount	Penalties	Interest

WELLS FARGO BANK, N.A.
Calculation of Realized Loss/Gain Form 332- Instruction Sheet
NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month.
(b) The numbers on the 332 form correspond with the numbers listed below.
Liquidation and Acquisition Expenses:
1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:
*	For interest advances — an amortization schedule (evidencing calculation of interest advances)

*	For taxes and insurance advances — see page 2 of 332 form — breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

*	For escrow advances — complete payment history (to calculate advances from last positive escrow balance forward)

*	Other expenses — copies of corporate advance history showing all payments

*	REO repairs &gt; $1500 require explanation

*	REO repairs &gt;$3000 require evidence of at least 2 bids.

*	Short Sale or Charge Off require P&L supporting the decision and WFB’s approved officer cert

*	Unusual or extraordinary items may require further documentation.
13.	The total of lines 1 through 12.

(c)	Credits:

14-21.	Complete as applicable. Required documentation:
*	Copy of the HUD 1 from the REO sale. If a 3rd Party Sale bid instructions, copy of attorney letter of Foreclosure proceeds.

*	Copy of EOB for any MI or gov’t guarantee

*	All other credits need to be clearly defined on the 332 form
22.	The total of lines 14 through 21.
Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)
23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT M
ADDITIONAL DISCLOSURE NOTIFICATION
Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail: cts.sec.notifications@wellsfargo.com
Attn: Corporate Trust Services — Newcastle 2007-1-SEC REPORT PROCESSING
RE: **Additional Form [      ] Disclosure**Required
Ladies and Gentlemen:
          In accordance with Section 4.02 of the Sale and Servicing Agreement, dated as of July 12, 2007, among Bear Stearns Asset Backed Securities I LLC, Newcastle Mortgage Securities Trust 2007-1, Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York, the undersigned hereby notifies you that certain events have come to our attention that [shall] [may] need to be disclosed on Form [      ].
Description of Additional Form [      ] Disclosure:
List of Any Attachments hereto to be included in the Additional Form [      ] Disclosure:
          Any inquiries related to this notification should be directed to [      ], phone number: [      ]; email address: [      ].

[NAME OF PARTY] as [role]
By:
Name:
Title: